UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-21749

                             CRM Mutual Fund Trust

(Exact name of registrant as specified in charter)

c/o BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

                                       Wilmington, DE 19808

(Address of principal executive offices) (Zip code)

Corporation Service Company

2711 Centerville Road Suite 400

                                       Wilmington, DE 19808

(Name and address of agent for service)

Copy to:

Lea Anne Copenhefer

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Registrant’s telephone number, including area code: 212-326-5300

Date of fiscal year end:  June 30

Date of reporting period:   June 30, 2016

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT (Unaudited)	June 30, 2016

Dear Fellow Shareholders:

Every year presents its share of surprises and, as always, we need to expect the unexpected. There were a number of important developments in the first half of the fiscal year: Volkswagen seemingly perpetrated one of the largest industrial frauds in history, Hillary Clinton tweeted the equivalent of a “healthcare grenade” eight trading days before the end of the third calendar quarter, the Fed finally raised the Fed Funds rate by 25 basis points (one hundredths of one percent) in mid-December, and the December Organization of Petroleum Exporting Countries (OPEC) meeting led to a more than 10% drop in oil prices. The second half of the fiscal year was filled with its fair share of surprises as well: who would have expected a television personality/real estate developer to decimate a score of experienced politicians to become the Republican Party nominee? Or the near doubling back of oil prices to $50? After the Fed raised rates in December, it was expected to continue at a steady pace; the futures market now does not anticipate a move until later in 2016. Longer-term interest rates have collapsed around the world with many developed countries experiencing negative interest rates. The U.S. Treasury Note yielding 1.36% during 2Q 2016 was not in many strategist forecasts six months ago. Finally, while the London odds makers were correct in forecasting the results of the referendum on Scotland, they miscalculated the odds on Brexit1 and it clearly surprised the markets.

Oil prices have continued to be a key factor in driving the credit and equity markets. As oil approached $50 in the second half of the fiscal year, the U.S. rig count began to increase with more producers finding it profitable to resume drilling. Notwithstanding OPEC production creeping up, periodic outages in Nigeria and elsewhere, together with declining U.S. production, have supported prices. The pace of rig count recovery and perceptions of global growth will likely cause oil prices to remain volatile in the coming months.

The Federal Reserve remains an enigma. While the Fed has been determined to normalize rates for some time, it has had to contend with a myriad of global developments which has pushed it time and again back into a dovish posture. Historically, investors have been able to rely on domestic economic indicators as clues to the Fed’s likely actions. However, the interplay of global markets and foreign central bank policy actions continue to disrupt how the Fed would traditionally react to macroeconomic data, especially after having placed so much emphasis on being data dependent. Although one can understand the yield on the ten-year U.S. Treasury Note declining in the early part of 2016, when there was yet another global growth scare, the current level is very perplexing when faced with the following: oil up nearly 90% from its low; firmer prices for most other commodities; 2.5% wage growth and generally strong employment trends; positive revisions to 1Q16 GDP; and positive recent ISM/PMI2 data sets. Our yields are linked to other developed markets and as long as they remain negative, global money flows will find their way to the U.S. government bond market. These policies have led the central banks to hold a disproportionate amount of their countries’ outstanding debt, creating a shortage for the typical bond investor, pressuring yields lower. Distortions from such low yields are spreading. After a period of pension funding relief, U.S. companies with underfunded pensions will likely find themselves further underwater and face the need to dedicate more cash flow to bolster their funded status. Investors once again are reaching for yield. Only a year ago, many thought they were safe in master limited partnerships and so called yield cos (companies formed to own operating assets that produce a cash flow primarily through long-term contracts), only to face significant price declines when oil and gas prices collapsed. Stretching for yield can cause investors to lose discipline and ignore deteriorating fundamentals. We think companies with relatively stable business models and cash flow should think more progressively about their mix of returns to shareholders and re-emphasize dividend growth and sustainable payout ratios.

The U.S. election season is underway. Clinton is ahead in many polls and Wall Street has not to date significantly factored in the possibility of a Trump victory. If the polls begin to swing towards Trump, it will likely create additional market volatility and it is still a long way to November 8th. One initiative both candidates support is dedicating more funds to domestic infrastructure spending. While the stock prices of companies who might benefit have done well, they are likely to remain well supported. We have some exposure in our funds to companies that might benefit from domestic infrastructure spending and continue to identify other opportunities.

Although having only occurred during the last week of June, it’s hard to discuss the fiscal year without some mention of Brexit. It was a surprise to the markets and although many equity markets have regained those knee jerk losses, other markets remain mixed. The British pound is trading at a 30-year low to the dollar, the yen remains quite strong to the dollar, gold and oil have come off their peak levels and, of course, bond yields remain extremely low. The consensus view is the U.K. will likely enter a recession by next year, their property markets will deflate, and growth rates in Europe will be lower by upwards of 50-100 basis points than if there was a vote to remain. The problem with such prognostications is, first, the U.K. leadership is transitioning and, second, the process to leave the EU is likely to take two years or more and is without precedent. The EU landscape could be further complicated by another Scottish referendum to un-unite the United Kingdom and a range of other issues from an Italian banking crisis to some other EU member country being confronted with exit populist sentiment. We are watchful for any developments which might impact the earnings outlook of our companies doing business in these regions.

We often discuss business confidence as an important factor for the economy, the capital markets, and our style of investing. When there is turmoil as was experienced in early 2016, it can weigh on business confidence and lead business leaders to hit the pause button. They revise down budgets, slow investments in capital and people, and defer decisions. Merger & acquisition activity is an expression of business confidence as it epitomizes long-term investing and we believe is an important driver of stock specific performance. Large transactions, such as Anheuser Busch/SAB Miller, Pfizer/Allergan, Dow/DuPont, Dell/EMC, and Marriott/Starwood, were all announced during the first half of the fiscal year; however, the M&A market was down year over year in the first quarter 2016 given the extreme market volatility and the spike in high yield credit spreads. Given the current yield level, companies are able to borrow at shockingly low interest rates, which is good news and bad news. They can refinance higher cost debt, but it will likely lead to some capital misallocation decisions. We have seen both U.S. and European domiciled companies borrowing or proposing to borrow billions of dollars at rates of 1-2% for longer dated maturities. It is great news for a company such as Anheuser Busch as it finances the acquisition of SAB Miller. Companies are facilitating other strategic acquisitions, such as Bayer’s offer for Monsanto and Danone’s acquisition of White Wave. At this low cost of funds, one can pay very high prices and still make a case for earnings accretion. If we are on the receiving end of such generosity, it can be terrific for our investors. We will likely see this cost-of-funds-driven merger & acquisition spree accelerate.

Notwithstanding these many macro factors influencing the equity markets, the S&P 5003 has managed to produce low single digit returns for the fiscal year. Earnings growth for the market has been lacking for over a year and the second quarter 2016 forecasts a continuation of that trend. However, there is wide dispersion depending upon whether a company has direct or indirect exposure to energy markets, overseas markets/foreign currency, and wage cost pressures. There have been numerous growth scares induced by a variety of exogenous events during the seven years since the financial crisis. Our sense is corporate executives are becoming accustomed to this volatility and are less likely to hit the pause button on corporate decision making. We continue to see managements taking steps to improve operating performance and drive shareholder returns, which ultimately is favorable for our portfolio holdings.

The following is a discussion of factors that influenced the performance of each of the CRM Funds during the twelve month period ended June 30, 2016.

CRM Small Cap Value Fund returned -1.89% and -2.13% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to -2.58% and -6.73% for the Russell 2000 Value Index and the Russell 2000 Index, respectively4. The Fund’s relative outperformance versus the Russell 2000 Value Index during the period was primarily driven by stock selection within the utilities and producer durables sectors. Leading contributors to performance for this period included: (i) integrated energy company, Black Hills Corporation; (ii) James River Group Holdings, Inc., an insurance holding company; and (iii) Southwest Gas Corporation, a company engaged in the business of purchasing, distributing, and transporting natural gas. Black Hills Corporation completed its acquisition of SourceGas on February 12 and provided updated guidance for 2016 and 2017, which reflected the company’s estimates for synergies that were better than analysts’ estimates. In the second half of 2016, Black Hills anticipates a ruling from regulators on its proposal to generate a return from adding gas producing assets to its rate base. If the regulators approve, we believe there is significant upside to Black Hills’ earning power. James River Group Holdings reported better than expected results in the fiscal year due to healthy top line growth in its excess and surplus insurance business, which also helped to leverage its expenses. The company has an enviable niche franchise in a consolidating market. Southwest Gas created a holding company in 2016 as a potential precursor to a separation of its construction and utility businesses. This step provided further support for our thesis that Southwest Gas has been undervalued on a sum of the parts basis.

Our underweight in various sectors, such as consumer discretionary and consumer staples, was a headwind to performance. Individual holdings that negatively impacted performance included: (i) oil and gas equipment provider, C&J Energy Services Ltd; (ii) financial holding company, Stifel Financial Corp.; and (iii) independent oil and gas company, Bonanza Creek Energy, Inc. During the first quarter 2016, C&J Energy Services reacted to the significant decline in oil prices. We sold our position early in the quarter as lower oil prices increased the likelihood the company would have to restructure its debt. Stifel Financial reported weaker than expected results in the first quarter 2016 due to lower capital market revenue and higher investment spending related to crossing over the $10 billion asset level. We believe the market is undervaluing the earnings potential from Stifel Financial’s recent acquisitions and its ability to redeploy excess capital into accretive balance sheet growth and share buybacks. Bonanza Creek Energy shares were buffeted by the dramatic decline in oil prices during the third quarter 2015 and fears that its bank group would reduce its credit line. We expect oil prices to improve gradually over the next year as the supply demand imbalance improves. We also expect the company’s bank group to reaffirm its credit line based on its strong balance sheet and support shown to its peers.

CRM Small/Mid Cap Value Fund returned -6.74% and -6.91% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 0.22% and -3.67% for the Russell 2500 Value Index and the Russell 2500 Index, respectively5. Our underweight in utilities and financial services contributed to negative performance, as did our overweight to the health care sector. Individual holdings that negatively impacted performance included: (i) analytic solutions provider, Verint Systems, Inc.; (ii) Delek U.S. Holdings, Inc., a diversified energy company focused on petroleum; and (iii) financial holding company, Stifel Financial Corp. Verint Systems’ revenue growth slowed modestly during the fiscal year. Strength of the U.S. dollar, coupled with a weaker global economy, caused some customers to delay spending. We believe the delays are temporary. Our investment thesis remains intact as investors continue to neglect the value of the company’s security business. Delek was negatively impacted by continued weakness in refining margins. We were encouraged to learn that the company expects to receive a significant cash infusion from tax credits and business interruption proceeds. We continue to believe there is potential upside if Delek can acquire the remainder of Alon Energy. Stifel Financial reported weaker than expected results in the first quarter 2016 due to lower capital market revenue and higher investment spending related to crossing over the $10 billion asset level. We believe the market is undervaluing the earnings potential from Stifel Financial’s recent acquisitions and its ability to redeploy excess capital into accretive balance sheet growth and share buybacks.

Stock selection in utilities was positive for the fiscal year. Individual holdings that were leading contributors to performance included: (i) American Water Works Company, Inc., a water and wastewater utility holding company; (ii) integrated payment processor, Vantiv, Inc.; and (iii) Urban Edge Properties, a real estate investment trust. American Water Works benefited from legislation passed in Pennsylvania that should enhance returns of futures acquisitions. The company also completed the acquisition of a municipal wastewater system there in the second quarter 2016. Vantiv reported strong second quarter 2015 results and raised guidance for the balance of 2015. The company continues to demonstrate accelerating revenue growth driven by acquisitions. Urban Edge Properties outperformed following a solid first quarter 2016 earnings report, demonstrating positive leasing results and continued progress on projects in its redevelopment pipeline.

CRM Mid Cap Value Fund returned 1.61% and 1.43% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 3.25% and 0.56% for the Russell Midcap Value Index and the Russell Midcap Index, respectively6. Our underperformance versus the Russell Midcap Value Index for the period was primarily attributable to our underweight in utilities. Holdings that detracted from Fund performance during the fiscal year included: (i) GNC Holdings, Inc. which operates a chain of health and wellness stores throughout the United States and internationally; (ii) retirement, investment, and insurance company, Voya Financial, Inc.; and (iii) Energen Corporation, an oil-focused exploration and production company. GNC Holdings underperformed during the second quarter 2016 following weak first quarterly results. We believe a number of one-time factors came into play, which bode well for the remainder of 2016. In addition, management proactively announced it would explore strategic alternatives for the business. Voya Financial underperformed largely on macro-related factors such as lower interest rates and more challenging capital market conditions. We sold the position in the first quarter 2016 and deployed the proceeds into stocks with what we believe are better risk/return characteristics. The rapid decline in oil prices in the first quarter 2016 drew into question Energen Corporation’s ability to manage through 2016 without breaching a leverage covenant on its credit facility. The company mitigated this risk with a $384 million secondary offering in February. In June, Energen sold a package of tier 2 acreage for $552 million, more than the $400 million the company had previously guided. The additional capital enabled Energen to put drilling rigs back to work on high return projects that should drive production growth in 2017.

Stock selection in the utilities and health care sectors were sources of strength for the fund. Individual holdings which contributed positively to performance during the fiscal year included: (i) water and wastewater utility holding company, American Water Works Company, Inc.; (ii) Computer Sciences Corporation, a provider of information technology and professional services and solutions; and (iii) Equinix, Inc., which provides data center offerings primarily consisting of colocation, interconnection solutions, and managed IT infrastructure services. American Water Works benefited from legislation passed in Pennsylvania that should enhance returns from future acquisitions. The company also completed the acquisition of a municipal wastewater system in Pennsylvania in the second quarter 2016. During the second quarter 2016, Computer Sciences Corporation announced its intention to merge with the Enterprise Services business of Hewlett Packard Enterprises (HPE). This transaction has the potential to drive $1 billion in synergies in the first year and positions the company to compete more effectively for business. With the closing of the Telecity acquisition in the first quarter 2016, we believe that many of the near-term catalysts have played out for Equinix. We closed our position during the second quarter 2016 as it appreciated substantially since the time of our original investment and has since reached our price target.

CRM Large Cap Opportunity Fund returned -1.18% and -1.47% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 2.86% and 2.94% for the Russell 1000 Value Index and the Russell 1000 Index, respectively7. Stock selection in energy was a major headwind to performance during the fiscal year. Individual holdings that detracted from Fund performance during the fiscal year included: (i) oil and natural gas service company, Weatherford International plc; (ii) independent oil and gas company, Whiting Petroleum Corporation; and (iii) Synchrony Financial, a consumer financial services company. Weatherford International’s first quarter 2016 free cash flow results fell short of our expectations, raising concerns that the company would have to raise equity to refinance debt; we exited our position ahead of the capital raise and debt refinancing. Shares of Whiting Petroleum Company declined during the fourth quarter 2015 due to the significant decline in oil prices in December and from the lack of liquidity in the high yield bond market. We sold our position in the company during the second quarter 2016 to reinvest in more compelling risk/reward opportunities. During the second quarter 2016, Synchrony Financial announced an expected 20-30 bps increase in its net charge-off rate over the next 12 months and a similar build in its loan loss reserve. This is a modest normalization in credit quality and has overshadowed better than expected financial results and the expected initiation of a capital return program.

Stock selection in the consumer discretionary and materials & processing sectors were areas of strength for the fund. Leading individual contributors to Fund performance included: (i) Equinix, Inc. which provides data center offerings primarily consisting of colocation, interconnection solutions, and managed IT infrastructure services; (ii) NextEra Energy, Inc. which provides sustainable energy generation and distribution services; and (iii) musculoskeletal healthcare company, Zimmer Biomet Holdings, Inc. With the closing of the Telecity acquisition in the first quarter 2016, we believe that many of the near-term catalysts have played out for Equinix. We closed our position during the second quarter 2016 as it appreciated substantially since the time of our original investment and has since reached our price target. NextEra Energy reported strong fourth quarter 2015 results despite a significant wind resource headwind from El Nino. The company stands to benefit from the recent government actions that make wind development more lucrative. NextEra is more competitively positioned to capture industry growth compared to its peers. Zimmer Biomet Holdings performed well in the second quarter 2016 as investors began to appreciate the combined enterprise’s potential to grow revenues. We were equally encouraged that the company exceeded cost synergy targets six months post-merger.

CRM All Cap Value Fund returned 1.21% and 0.87% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 2.42% and 2.14% for the Russell 3000 Value Index and the Russell 3000 Index, respectively8. Underperformance in consumer discretionary, technology, and health care sectors weighed on overall performance. Individual holdings that negatively impacted performance during the fiscal year included: (i) analytic solutions provider, Verint Systems, Inc.; (ii) Red Robin Gourmet Burgers, Inc. which owns and operates a chain of specialty restaurants; and (iii) information technology service provider, CSRA, Inc. Verint

Systems’ revenue growth slowed modestly during the fiscal year. Strength of the U.S. dollar, coupled with a weaker global economy, caused some customers to delay spending. We believe the delays are temporary. Our investment thesis remains intact as investors continue to neglect the value of the company’s security business. Red Robin Gourmet Burgers missed revenue expectations as broader casual dining traffic trends slowed during the second quarter 2016. Despite a volatile backdrop for restaurants in the U.S., we believe the company has potential for significant earnings growth, driven by unit growth and operating leverage. CSRA underperformed during the second quarter 2016 as concerns over its topline guidance for FY17, pointed to weaker levels on existing business. We expect strong book to bill and an improving industry backdrop to contribute to growth, and for shares to reduce their valuation gap with peers.

Stock selection in the Fund was positive during the fiscal year, mainly attributable to positive selection in energy and utilities. Leading contributors to Fund performance included: (i) water and wastewater utility holding company, American Water Works Company, Inc.; (ii) Computer Sciences Corporation, a provider of information technology and professional services and solutions; and (iii) technology company, Alphabet, Inc. (formerly Google, Inc.). American Water Works benefited from legislation passed in Pennsylvania that should enhance returns from future acquisitions. The company also completed the acquisition of a municipal wastewater system in Pennsylvania in the second quarter 2016. During the second quarter 2016, Computer Sciences Corporation announced its intention to merge with the Enterprise Services business of Hewlett Packard Enterprises. This transaction has the potential to drive $1 billion in synergies in the first year and positions the company to compete more effectively for business. Alphabet benefited from its new CFO, Ruth Porat, who joined in May 2015. Porat has already showed signs of bringing much needed discipline in cost structure, capital allocation, and communication with investors. The company announced a new structure in which its non-core business costs would be clearly articulated beginning in its fourth quarter 2015 report, which should be a catalyst for shares.

CRM International Opportunity Fund returned -3.12% and -3.38% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to -10.24% and -10.16% for the MSCI ACWI Index (ex U.S.) and the MSCI EAFE Index, respectively9. Relative outperformance versus the indices was attributable to stock selection across a number of sectors, most notably financials. The leading individual contributors to Fund performance during the fiscal year included the following companies: (i) Philippines-based bank, Security Bank Corporation; (ii) Carl Zeiss Meditec AG, a German provider of complete system solutions in the field of medical technology for ophthalmology; and (iii) Parque Arauco SA, a Chilean developer and operator of multi-format real estate assets. Security Bank Corporation benefited from a capital injection by Japanese bank, MUFG in exchange for a 20% ownership stake in the company during the second quarter 2016. Carl Zeiss Meditec reported better than expected sales growth and profit margin expansion, underpinned by disruptive product innovation and solid cost controls during the second quarter 2016. The company enjoyed benefits of an extensive new product cycle in refractive lasers and optical coherence tomography instruments, thus reinforcing its market-leading position. Carl Zeiss also delivered strong growth in Asia Pacific, as it made successful inroads beyond its core European and the U.S. markets. During the first quarter 2016, Parque Arauco SA benefited from the removal of stock overhang from the completion of its recent rights issue, which the company plans to utilize in order to expand its business in Peru and Colombia.

Individual holdings that detracted from Fund performance during the fiscal year included: (i) Austrian lighting systems provider, Zumtobel Group AG; (ii) Hitachi Ltd., a Japanese manufacturer of communications and electronic equipment; and (iii) United Kingdom-based integrated producer broadcaster, ITV plc. Zumtobel Group shares underperformed due to Brexit-related fears and the company’s approximate 17% sales exposure to the U.K. professional lighting market. The macro-driven sell-off outweighed encouraging signs of Zumtobel’s operational turnaround, as the company reported better than expected sales and free cash flow during the second quarter 2016, while continuing to benefit from secular infrastructure upgrades toward energy-efficient LED lighting. Hitachi lowered full-year profit guidance on slowing infrastructure demand from oil-producing countries and the delayed launch of new storage hardware systems in North America. The broad-based sell-off of Japanese exporters, due to the rapid appreciation of the Yen, amplified pressure on the stock. ITV shares underperformed amidst Brexit, as fears of a U.K. advertising spending slow-down were amplified by a precipitous decline in the British pound. We used this opportunity to add to our position. ITV’s unique competitive position remains unchanged, its growing mix of studio content reduces dependence on advertising, and its strong shareholder returns are increasingly attractive in the low interest rate environment.

  Sincerely,

Ronald H. McGlynn

Chairman, Cramer Rosenthal McGlynn, LLC

President, CRM Mutual Fund Trust

1In June 2016, the U.K. population voted to leave the E.U. in the Brexit referendum vote.

2The ISM Manufacturing Index, based on surveys of more than 300 manufacturing firms, monitors employment, production inventories, new orders and supplier deliveries. The Purchasing Managers’ Index (PMI) is an indicator of the economic health of the manufacturing sector.

3S&P 500 Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

4Russell 2000 Value Index is the Fund’s benchmark. The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged, capitalization weighted index of 2,000 small cap U.S. companies. It is not possible to invest directly in an index.

5Russell 2500 Value Index is the Fund’s benchmark. The Russell 2500 Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index. It is not possible to invest directly in an index.

6Russell Midcap Value Index is the Fund’s benchmark. The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents the performance of the 1,000 largest companies in the U.S. equity market. It is not possible to invest directly in an index.

7Russell 1000 Value Index is the Fund’s benchmark. The Russell 1000 Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in an index.

8Russell 3000 Value Index is the Fund’s benchmark. The Russell 3000 Value Index measures the performance of those companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index is an unmanaged, capitalization weighted index of the 3,000 largest U.S. companies which represent approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

9MSCI ACWI Index (ex U.S.) is the Fund’s benchmark. MSCI ACWI Index (ex U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI (ex U.S.) consists of 45 country indices comprising 22 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are:

Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates (as of June 30, 2016). The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom (as of June 30, 2016). It is not possible to invest directly in an index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Funds are professionally managed, while the indices are unmanaged and are not available for investment. During the period, certain fees and expenses were waived by the Funds’ service providers. Without these waivers, total returns would have been lower. Additional performance figures for the Funds can be found in the Comparison of Change in Value section of this report.

Investments in small and mid capitalization companies generally are more volatile due to limited product lines, fewer capital resources and less depth of management than larger companies. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. Investments in foreign securities, including emerging markets, involve special risks such as greater social, economic, regulatory, and political uncertainties, and currency fluctuation.

This report must be preceded or accompanied by the current prospectus for the Funds. Before investing, you should carefully read the prospectus and consider the investment objectives, risks, charges and expenses of the Funds. Additional copies of the prospectus may be obtained at www.crmfunds.com or at 800-CRM-2883.

Distributed by ALPS Distributors, Inc.

CRM FUNDS

CRM SMALL CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2016

The following information compares the performance of the CRM Small Cap Value Fund (“Fund”) with the performance of the Russell 2000 Index and Russell 2000 Value Index. The Russell 2000 Index is an unmanaged, capitalization-weighted index of 2,000 small capitalization U.S. companies. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus on large capitalization companies, shares of the Fund may be more volatile because of the Fund’s focus on smaller capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM Small Cap Value Fund — Investor Shares vs. Russell 2000 Index and

Russell 2000 Value Index1

Expense Ratio (per prospectus dated 10/28/15): 1.10%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

This line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM SMALL CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2016

CRM Small Cap Value Fund — Institutional Shares vs. Russell 2000 Index and

Russell 2000 Value Index1

Expense Ratio (per prospectus dated 10/28/15): 0.87%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2016

The following information compares the performance of the CRM Small/Mid Cap Value Fund (“Fund”) with the performance of the Russell 2500 Index and Russell 2500 Value Index. The Russell 2500 Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents the performance of the 3,000 largest U.S. companies. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus on large capitalization companies, shares of the Fund may be more volatile because of the Fund’s focus on smaller capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM Small/Mid Cap Value Fund — Investor Shares vs. Russell 2500 Index and

Russell 2500 Value Index1

Expense Ratio (per prospectus dated 10/28/15): 1.09%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2016

CRM Small/Mid Cap Value Fund — Institutional Shares vs. Russell 2500 Index

and Russell 2500 Value Index1

Expense Ratio (per prospectus dated 10/28/15): 0.88%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM MID CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2016

The following information compares the performance of the CRM Mid Cap Value Fund (“Fund”) with the performance of the Russell Midcap Index and Russell Midcap Value Index. The Russell Midcap Index measures the performance of 800 of the smallest companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents the performance of the 3,000 largest U.S. companies. The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus on large capitalization companies, shares of the Fund may be more volatile because the Fund invests in mid capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM Mid Cap Value Fund — Investor Shares vs. Russell Midcap Index and

Russell Midcap Value Index1

Expense Ratio (per prospectus dated 10/28/15): 1.06%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM MID CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2016

CRM Mid Cap Value Fund — Institutional Shares vs. Russell Midcap Index and

Russell Midcap Value Index1

Expense Ratio (per prospectus dated 10/28/15): 0.86%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

This line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM LARGE CAP OPPORTUNITY FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2016

The following information compares the performance of the CRM Large Cap Opportunity Fund (“Fund”) with the performance of the Russell 1000 Index and Russell 1000 Value Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents the performance of the 3,000 largest U.S. companies. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus exclusively on large capitalization companies, shares of the Fund may be more volatile because, while the Fund invests in large capitalization companies, the Fund may also invest in mid capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM Large Cap Opportunity Fund — Investor Shares vs. Russell 1000 Index

and Russell 1000 Value Index1

Expense Ratios (per prospectus dated 10/28/15) - Gross: 1.42%   Net: 1.15%3

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.15% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2016.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM LARGE CAP OPPORTUNITY FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2016

CRM Large Cap Opportunity Fund — Institutional Shares vs. Russell 1000 Index

and Russell 1000 Value Index1

Expense Ratios (per prospectus dated 10/28/15) - Gross: 1.17% Net: 0.90%3

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 0.90% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2016.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM ALL CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2016

The following information compares the performance of the CRM All Cap Value Fund (“Fund”) with the performance of the Russell 3000 Index and the Russell 3000 Value Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies. The Russell 3000 Value Index measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect the reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus exclusively on large capitalization companies, shares of the Fund may be more volatile because, while the Fund may invest in large capitalization companies, the Fund may also invest in small and mid capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM All Cap Value Fund — Investor Shares vs. Russell 3000 Index

and Russell 3000 Value Index1

Expense Ratios (per prospectus dated 10/28/15): Gross: 1.60% Net: 1.51%4

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Investor Shares’ inception on October 24, 2006.
[4]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.50% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2016.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM ALL CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2016

CRM All Cap Value Fund — Institutional Shares vs. Russell 3000 Index and

Russell 3000 Value Index1

Expense Ratios (per prospectus dated 10/28/15): Gross: 1.36% Net: 1.26%4

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Institutional Shares’ inception on October 24, 2006.
[4]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.25% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2016.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2016

The following information compares the performance of the CRM International Opportunity Fund (“Fund”) with the performance of the MSCI ACWI Index (ex U.S.). The MSCI ACWI Index (ex U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Investing in foreign securities involves risks which may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, imposition of currency controls or restrictions, and political, financial or social instability and other adverse economic or political developments. These risks are generally greater in emerging markets, or to the extent that the Fund invests significantly in one region or country.

CRM International Opportunity Fund — Investor Shares vs. MSCI ACWI Index

(ex U.S.)1

Expense Ratios (per prospectus dated 10/28/15) - Gross: 2.67% Net: 1.51%4

[1]	The Fund is professionally managed, while the index is unmanaged and is not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Investor Shares’ inception on December 31, 2008.
[4]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.50% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2016.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2016

CRM International Opportunity Fund — Institutional Shares vs. MSCI ACWI

Index (ex U.S.)1

Expense Ratios (per prospectus dated 10/28/15) - Gross: 2.32% Net: 1.26%4

[1]	The Fund is professionally managed, while the index is unmanaged and is not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Investor Shares’ inception on December 31, 2008.
[4]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.25% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2016.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited)

DISCLOSURE OF FUND EXPENSES

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your Fund’s expenses in two ways.

•

Actual fund return.    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

•

Hypothetical 5% return.    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs that may be levied by other funds, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The “Annualized Expense Ratio” reflects the actual expenses for the period indicated.

CRM Funds

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited) (Continued)

For the Six Months Ended June 30, 2016

Expense Table

Fund/Class	Beginning Account Value 01/01/16	Ending Account Value 06/30/16	Annualized Expense Ratio	Expenses Paid During Period[1]

CRM Small Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,045.50	1.13%	$5.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.24	1.13%	$5.67

CRM Small Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,047.10	0.90%	$4.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.39	0.90%	$4.52

CRM Small/Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,056.10	1.13%	$5.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.24	1.13%	$5.67

CRM Small/Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,057.60	0.92%	$4.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.29	0.92%	$4.62

CRM Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,089.00	1.15%	$5.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.14	1.15%	$5.77

CRM Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,089.90	0.99%	$5.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.94	0.99%	$4.97

CRM Large Cap Opportunity Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,040.10	1.15%	$5.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.14	1.15%	$5.77

CRM Large Cap Opportunity Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,041.30	0.90%	$4.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.39	0.90%	$4.52

CRM All Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,047.90	1.50%	$7.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.40	1.50%	$7.52

CRM All Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,049.80	1.25%	$6.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	1.25%	$6.27

CRM Funds

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited) (Concluded)

Fund/Class	Beginning Account Value 01/01/16	Ending Account Value 06/30/16	Annualized Expense Ratio	Expenses Paid During Period[1]

CRM International Opportunity Fund - Investor Shares
Actual Fund Return	$1,000.00	$976.60	1.50%	$7.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.40	1.50%	$7.52

CRM International Opportunity Fund - Institutional Shares
Actual Fund Return	$1,000.00	$978.40	1.25%	$6.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	1.25%	$6.27

[1]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

CRM Funds

CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited)

PORTFOLIO HOLDINGS

June 30, 2016

The following tables present a summary of the portfolio holdings of each of the CRM Funds as a percentage of their total investments, excluding short-term investments held as collateral for loaned securities.

CRM Small Cap Value Fund - Sector Allocation
Common Stock
Financials	32.0%
Industrials	21.2
Information Technology	13.9
Health Care	8.3
Consumer Discretionary	8.3
Utilities	6.7
Materials	3.2
Energy	1.7
Consumer Staples	1.4
Short-Term Investments	3.3

100.0%

CRM Small/Mid Cap Value Fund - Sector Allocation
Common Stock
Financials	27.1%
Information Technology	15.8
Industrials	14.4
Consumer Discretionary	9.1
Health Care	8.4
Utilities	7.0
Materials	6.4
Energy	5.7
Consumer Staples	1.8
Short-Term Investments	4.3

100.0%

CRM Mid Cap Value Fund - Sector Allocation
Common Stock
Financials	24.2%
Industrials	17.8
Information Technology	11.6
Consumer Discretionary	10.8
Utilities	9.0
Health Care	7.9
Energy	7.9
Consumer Staples	3.8
Materials	3.7
Short-Term Investments	3.3

100.0%

CRM Large Cap Opportunity Fund - Sector Allocation
Common Stock
Financials	18.8%
Consumer Discretionary	14.1
Health Care	13.6
Energy	11.8
Information Technology	11.4
Utilities	8.9
Industrials	6.9
Consumer Staples	6.6
Materials	4.4
Short-Term Investments	3.5

100.0%

CRM Funds

CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited) (Continued)

CRM All Cap Value Fund - Sector Allocation
Common Stock
Health Care	18.8%
Financials	18.2
Industrials	13.9
Information Technology	10.3
Consumer Discretionary	9.2
Energy	8.9
Utilities	7.5
Materials	4.5
Consumer Staples	4.4
Short-Term Investments	4.3

100.0%

CRM International Opportunity Fund - Sector Allocation
Common Stock
Consumer Discretionary	33.2%
Financials	21.0
Consumer Staples	12.8
Industrials	7.4
Health Care	6.7
Information Technology	6.6
Telecommunication Services	4.6
Materials	2.2
Short-Term Investments	5.5

100.0%

CRM Funds

CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited) (Concluded)

CRM International Opportunity Fund - Country Allocation
Common Stock
Japan	16.0%
United Kingdom	10.9
Germany	9.2
Ireland	8.5
Denmark	4.6
Philippines	4.2
Luxembourg	4.2
Netherlands	2.9
Chile	2.5
South Korea	2.3
Portugal	2.3
Canada	2.3
Norway	2.3
Peru	2.0
Turkey	2.0
Sweden	1.8

CRM International Opportunity Fund - Country Allocation
Common Stock
Austria	1.8
China	1.6
Italy	1.6
Switzerland	1.4
Faroe Islands	1.3
Hong Kong	1.3
Spain	1.2
France	1.2
Finland	1.2
Czech Republic	1.0
Indonesia	1.0
Thailand	1.0
Mexico	0.9
Short-Term Investments	5.5

100.0%

Portfolio holdings are subject to change at any time.

CRM Funds

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2016

Shares		Value
Common Stock — 79.6%
Consumer Discretionary — 6.8%
Consumer Durables & Apparel — 1.6%
98,006	Brunswick Corp.	$4,441,632
56,100	G-III Apparel Group Ltd.[1]	2,564,892

		7,006,524

Hotels, Restaurants & Leisure — 3.6%
110,572	Red Robin Gourmet Burgers, Inc.[1]	5,244,430
863,864	Regis Corp.[1]	10,755,107

		15,999,537

Media — 0.7%
169,209	New Media Investment Group, Inc.[2]	3,057,606

Retailing — 0.9%
133,300	Restoration Hardware Holdings, Inc.[2]	3,823,044

Total Consumer Discretionary		29,886,711

Consumer Staples — 1.2%
34,070	Coca-Cola Bottling Co. Consolidated[2]	5,024,303

Energy — 1.4%
398,000	RPC, Inc.[1,2]	6,180,940

Financials — 26.3%
Banks — 14.9%
438,515	Associated Banc-Corp.	7,520,532
103,831	Bank of Hawaii Corp.[2]	7,143,573
475,200	Boston Private Financial Holdings, Inc.	5,597,856
252,389	Central Pacific Financial Corp.	5,956,381
372,635	First Horizon National Corp.	5,134,910
288,506	First Midwest Bancorp, Inc.	5,066,165
144,548	Great Western Bancorp, Inc.	4,559,044
275,729	Hancock Holding Co.	7,199,284
257,740	MB Financial, Inc.	9,350,807
508,354	Sterling Bancorp/DE	7,981,158

		65,509,710

Diversified Financials — 2.3%
186,372	Moelis & Co. — Class A	4,193,370
182,558	Stifel Financial Corp.[1]	5,741,449

		9,934,819

Insurance — 1.9%
73,400	Horace Mann Educators Corp.	2,480,186
172,801	James River Group Holdings Ltd.	5,868,322

		8,348,508

Real Estate — 7.2%
264,246	Corporate Office Properties Trust	7,813,754
132,545	Education Realty Trust, Inc.	6,115,627
177,999	Kennedy-Wilson Holdings, Inc.	3,374,861

Shares		Value
Financials — (continued)
Real Estate — (continued)
241,603	Mack-Cali Realty Corp.	$6,523,281
258,651	Urban Edge Properties	7,723,319

		31,550,842

Total Financials		115,343,879

Health Care — 6.8%
226,128	CONMED Corp.	10,793,089
220,450	Omnicell, Inc.[1]	7,546,004
206,681	Premier, Inc. — Class A1	6,758,469
70,571	STERIS PLC[3]	4,851,756

Total Health Care		29,949,318

Industrials — 17.5%
Capital Goods — 12.0%
172,700	Actuant Corp. — Class A	3,904,747
47,025	CIRCOR International, Inc.	2,679,955
91,335	Curtiss-Wright Corp.	7,694,974
75,929	EnPro Industries, Inc.	3,370,488
108,961	ESCO Technologies, Inc.	4,351,902
78,748	John Bean Technologies Corp.	4,820,953
397,725	MRC Global, Inc.[1]	5,651,672
727,960	Mueller Water Products, Inc. — Class A	8,313,303
73,303	RBC Bearings, Inc.[1]	5,314,468
53,329	Standex International Corp.	4,406,575
33,000	Watts Water Technologies, Inc.	1,922,580

		52,431,617

Commercial Services & Supplies — 5.5%
165,446	FTI Consulting, Inc.[1]	6,730,343
370,386	Kforce, Inc.	6,255,820
134,578	Mobile Mini, Inc.	4,661,782
125,900	MSA Safety, Inc.	6,613,527

		24,261,472

Total Industrials		76,693,089

Information Technology — 11.5%
Semiconductors & Semiconductor Components — 2.9%
154,200	M/A-COM Technology Solutions Holdings, Inc.[1]	5,085,516
174,522	MKS Instruments, Inc.	7,514,917

		12,600,433

Software & Services — 7.4%
264,550	Acxiom Corp.	5,817,454
344,997	Amber Road, Inc.[1,2]	2,659,927
89,950	Blackbaud, Inc.	6,107,605
672,939	Brightcove, Inc.[1]	5,921,863
72,250	LogMein, Inc.[1]	4,582,818
34,000	MicroStrategy, Inc.[1]	5,950,680
32,500	Twilio, Inc.[1,2]	1,186,250

		32,226,597

See accompanying notes.	CRM Funds

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2016

Shares		Value
Information Technology — (continued)
Technology Hardware & Equipment — 1.2%
292,101	Ciena Corp.[1]	$5,476,894

Total Information Technology		50,303,924

Materials — 2.6%
429,569	Ferro Corp.[1]	5,747,633
321,130	Headwaters, Inc.[1]	5,761,072

Total Materials		11,508,705

Utilities — 5.5%
125,900	Black Hills Corp.	7,936,736
103,127	Southwest Gas Corp.	8,117,126
112,183	Spire, Inc.	7,947,044

Total Utilities		24,000,906

Total Common Stock (Cost $302,501,789)		348,891,775

Short-Term Investments — 2.8%
6,178,608	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.39%[4]	6,178,608
5,872,840	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.43%[4]	5,872,840

Total Short-Term Investments (Cost $12,051,448)		12,051,448

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 82.4% (Cost $314,553,237)		360,943,223

Short-Term Investments Held As Collateral For Loaned Securities — 0.5%
Money Market Funds — 0.5%
472,000	Blackrock Liquidity Funds Prime Portfolio, 0.51%[4]	472,000
472,000	Federated Institutional Money Market Management, 0.51%[4]	472,000
472,000	Fidelity Prime Money Market Portfolio, 0.52%[4]	472,000
472,000	Invesco Short Term Investments Trust-Liquid Assets, 0.53%[4]	472,000
472,000	Morgan Stanley Institutions Liqudity Fund, 0.52%[4]	472,000

Total Money Market Funds		2,360,000

Principal		Value
Repurchase Agreements — 2.1%
$2,762,669	With Credit Agricole CIB: at 0.42%, dated 06/30/16, to be repurchased on 07/01/16, repurchase price $2,762,701 (collateralized by US Treasury Securities, par values ranging from $4 - $2,658,371, coupon rates ranging from 0.00% to 5.38%, 07/21/16 - 02/15/31; total market value $2,817,922)	$2,762,669
984,185	With Deutsche Bank Securities, Inc.: at 0.40%, dated 06/30/16, to be repurchased on 07/01/16, repurchase price $984,196 (collateralized by US Treasury Securities, par values ranging from $21,953 - $280,771, coupon rates ranging from 1.13% to 2.88%, 07/31/17 - 08/15/45; total market value $1,003,869)	984,185
2,762,669	With HSBC Securities USA, Inc.: at 0.37%, dated 06/30/16, to be repurchased on 07/01/16, repurchase price $2,762,697 (collateralized by US Treasury Securities, par values ranging from $124,919 - $2,882,325, coupon rates ranging from 0.00% to 0.00%, 02/15/40 - 05/15/44; total market value $2,817,928)	2,762,669
2,762,669	With RBC Capital Markets LLC: at 0.38%, dated 06/30/16, to be repurchased on 07/01/16, repurchase price $2,762,698 (collateralized by US Treasury Securities, par values ranging from $6 - $341,258, coupon rates ranging from 0.00% to 8.75%, 08/18/16 - 09/09/49; total market value $2,817,923)	2,762,669

Total Repurchase Agreements		9,272,192

Total Short-Term Investments Held As Collateral For Loaned Securities — 2.6% (Cost $11,632,192)		11,632,192

Total Investments — 85.0% (Cost $326,185,429)		372,575,415	[5]
Other Assets in Excess of Liabilities — 15.0%		65,641,488

Total Net Assets — 100.0%		$438,216,903

See accompanying notes.	CRM Funds

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2016

A summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities Common Stock	$348,891,775	$348,891,775	—	—
Short-Term Investments	12,051,448	12,051,448	—	—
Short-Term Investments Held as Collateral for Loaned Securities	11,632,192	2,360,000	$9,272,192	—

Total	$372,575,415	$363,303,223	$9,272,192	—

There were no transfers between Level 1, Level 2, and Level 3 during the year ended June 30, 2016.

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.
[5]	At June 30, 2016, the market value of securities on loan for the CRM Small Cap Value Fund was $11,634,703. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.	CRM Funds

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2016

Shares		Value
Common Stock — 95.7%
Consumer Discretionary — 9.1%
Automobiles & Components — 1.4%
128,276	Visteon Corp.	$8,441,844

Consumer Durables & Apparel — 4.8%
240,667	Leggett & Platt, Inc.	12,300,490
82,708	PVH Corp.	7,793,575
260,139	Steve Madden Ltd.[1]	8,891,551

		28,985,616

Hotels, Restaurants & Leisure — 1.5%
512,992	Bloomin’ Brands, Inc.	9,167,167

Retailing — 1.4%
337,825	GNC Holdings, Inc., — Class A2	8,205,769

Total Consumer Discretionary		54,800,396

Consumer Staples — 1.8%
108,161	TreeHouse Foods, Inc.[1]	11,102,727

Energy — 5.7%
342,987	Delek US Holdings, Inc.	4,530,858
299,221	Energen Corp.	14,425,444
184,226	Oil States International, Inc.[1]	6,057,351
628,550	RPC, Inc.[1,2]	9,761,382

Total Energy		34,775,035

Financials — 27.1%
Banks — 10.9%
734,790	Associated Banc-Corp.	12,601,648
518,770	First Horizon National Corp.	7,148,651
344,354	Hancock Holding Co.	8,991,083
1,019,722	KeyCorp.	11,267,928
474,153	Synovus Financial Corp.	13,745,695
789,436	Umpqua Holdings Corp.	12,212,575

		65,967,580

Diversified Financials — 3.2%
408,480	E*TRADE Financial Corp.[1]	9,595,195
304,449	Stifel Financial Corp.[1]	9,574,921

		19,170,116

Insurance — 3.9%
149,017	American Financial Group, Inc.	11,016,827
210,786	W.R. Berkley Corp.	12,630,297

		23,647,124

Real Estate — 9.1%
220,800	Corporate Office Properties Trust	6,529,056
208,810	DCT Industrial Trust, Inc.	10,031,232
422,375	Equity Commonwealth[1]	12,303,784
116,775	Regency Centers Corp.	9,777,571
552,180	Urban Edge Properties	16,488,095

		55,129,738

Total Financials		163,914,558

Health Care — 8.4%
Health Care Equipment & Services — 4.6%
144,026	Alere, Inc.[1]	6,003,003

Shares		Value
Health Care — (continued)
Health Care Equipment & Services — (continued)
82,154	Cooper Companies, Inc. (The)	$14,095,162
115,576	STERIS PLC[3]	7,945,850

		28,044,015

Pharmaceuticals & Biotechnology — 3.8%
82,366	Bio-Techne Corp.	9,288,414
619,558	QIAGEN NV1,2	13,512,560

		22,800,974

Total Health Care		50,844,989

Industrials — 14.4%
Capital Goods — 12.4%
339,975	Actuant Corp. — Class A	7,686,835
87,869	Allegion PLC[3]	6,100,745
130,267	Carlisle Cos, Inc.	13,766,617
112,400	Curtiss-Wright Corp.	9,469,700
34,895	Hubbell, Inc.	3,680,376
245,900	ITT, Inc.	7,863,882
50,034	Snap-on, Inc.	7,896,366
277,135	SPX FLOW, Inc.[1]	7,224,909
123,615	WABCO Holdings, Inc.[1]	11,319,425

		75,008,855

Commercial Services & Supplies — 2.0%
99,805	Dun & Bradstreet Corp. (The)	12,160,241

Total Industrials		87,169,096

Information Technology — 15.8%
Semiconductors & Semiconductor Components — 1.7%
309,529	M/A-COM Technology Solutions Holdings, Inc.[1,2]	10,208,267

Software & Services — 9.1%
121,781	Broadridge Financial Solutions, Inc.	7,940,121
168,076	Computer Sciences Corp.	8,344,974
370,745	CSRA, Inc.	8,686,555
364,792	PTC, Inc.[1]	13,708,883
155,357	Vantiv, Inc. — Class A1	8,793,206
237,328	Verint Systems, Inc.[1]	7,862,677

		55,336,416

Technology Hardware & Equipment — 5.0%
245,125	Dolby Laboratories, Inc. — Class A	11,729,231
101,766	Belden, Inc.	6,143,613
400,870	FLIR Systems, Inc.	12,406,927

		30,279,771

Total Information Technology		95,824,454

Materials — 6.4%
115,488	Eagle Materials, Inc.	8,909,899
340,683	GCP Applied Technologies, Inc.[1]	8,871,385
33,040	Headwaters, Inc.[1]	592,738

See accompanying notes.	CRM Funds

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2016

Shares		Value
Materials — (continued)
176,200	RPM International, Inc.	$8,801,190
156,508	W.R. Grace & Co.	11,457,951

Total Materials		38,633,163

Utilities — 7.0%
141,541	American Water Works Co., Inc.	11,961,630
349,353	Avangrid, Inc.	16,091,199
549,747	NiSource, Inc.	14,579,290

Total Utilities		42,632,119

Total Common Stock (Cost $517,152,098)		579,696,537

Short-Term Investments — 4.3%
10,156,345	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.39%[4]	10,156,345
15,624,504	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.43%[4]	15,624,504

Total Short-Term Investments (Cost $25,780,849)		25,780,849

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.0% (Cost $542,932,947)		605,477,386

Short-Term Investments Held As Collateral For Loaned Securities — 3.4%
Money Market Funds — 0.6%
808,000	Blackrock Liquidity Funds Prime Portfolio, 0.51%[4]	808,000
808,000	Federated Institutional Money Market Management, 0.51%[4]	808,000
654,000	Fidelity Prime Money Market Portfolio, 0.52%[4]	654,000
808,000	Invesco Short Term Investments Trust-Liquid Assets, 0.53%[4]	808,000
808,000	Morgan Stanley Institutions Liqudity Fund, 0.52%[4]	808,000

Total Money Market Funds		3,886,000

Principal		Value
Repurchase Agreements — 2.8%
$4,962,623	With Credit Agricole CIB: at 0.42%, dated 06/30/16, to be repurchased on 07/01/16, repurchase price $4,962,681 (collateralized by US Treasury Securities, par values ranging from $7 - $4,775,271, coupon rates ranging from 0.00% to 5.38%, 07/21/16 - 02/15/31; total market value $5,061,876)	$4,962,623
2,121,218	With Deutsche Bank Securities, Inc.: at 0.40%, dated 06/30/16, to be repurchased on 07/01/16, repurchase price $2,121,242 (collateralized by US Treasury Securities, par values ranging from $47,316 - $605,146, coupon rates ranging from 1.13% to 2.88%, 07/31/17 - 08/15/45; total market value $2,163,643)	2,121,218
4,962,623	With HSBC Securities USA, Inc.: at 0.37%, dated 06/30/16, to be repurchased on 07/01/16, repurchase price $4,962,674 (collateralized by US Treasury Securities, par values ranging from $224,393 - $5,177,562, coupon rates ranging from 0.00% to 0.00%, 02/15/40 - 05/15/44; total market value $5,061,886)	4,962,623
4,962,623	With RBC Capital Markets LLC: at 0.38%, dated 06/30/16, to be repurchased on 07/01/16, repurchase price $4,962,675 (collateralized by US Treasury Securities, par values ranging from $10 - $613,007, coupon rates ranging from 0.00% to 8.75%, 08/18/16 - 09/09/49; total market value $5,061,876)	4,962,623

Total Repurchase Agreements		17,009,087

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $20,895,087)		20,895,087

Total Investments — 103.4% (Cost $563,828,034)		626,372,473	[5]
Liabilities in Excess of Other Assets — (3.4%)		(20,639,734)

Total Net Assets — 100.0%		$605,732,739

See accompanying notes.	CRM Funds

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2016

A summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

			Level 2	Level 3
	Investments in	Level 1	Significant	Significant
	Securities	Quoted	Observable	Unobservable
	(Value)	Prices	Inputs	Inputs
Investments in Securities Common Stock	$579,696,537	$579,696,537	—	—
Short-Term Investments	25,780,849	25,780,849	—	—
Short-Term Investments Held as Collateral for Loaned Securities	20,895,087	3,886,000	$17,009,087	—

Total	$626,372,473	$609,363,386	$17,009,087	—

There were no transfers between Level 1, Level 2, and Level 3 during the year ended June 30, 2016.

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.
[5]

At June 30, 2016, the market value of securities on loan for the CRM Small/Mid Cap Value Fund was $20,848,403. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.	CRM Funds

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2016

Shares		Value
Common Stock — 96.3%
Consumer Discretionary — 10.7%
Consumer Durables & Apparel — 3.5%
62,891	Mohawk Industries, Inc.[1]	$11,934,196
93,390	PVH Corp.	8,800,140

		20,734,336

Hotels, Restaurants & Leisure — 4.2%
256,345	Aramark	8,567,050
515,964	Bloomin’ Brands, Inc.	9,220,276
467,070	Houghton Mifflin Harcourt Co.[1]	7,300,304

		25,087,630

Media — 1.7%
430,100	Interpublic Group of Companies, Inc. (The)	9,935,310

Retailing — 1.3%
330,237	GNC Holdings, Inc., — Class A	8,021,457

Total Consumer Discretionary		63,778,733

Consumer Staples — 3.7%
231,820	ConAgra Foods, Inc.	11,083,314
73,175	J.M. Smucker Co. (The)	11,152,602

Total Consumer Staples		22,235,916

Energy — 7.8%
164,575	Baker Hughes, Inc.	7,427,270
323,182	Continental Resources, Inc.[1,2]	14,630,449
324,400	Energen Corp.	15,639,324
58,664	Pioneer Natural Resources Co.	8,870,583

Total Energy		46,567,626

Financials — 24.1%
Banks — 6.0%
988,335	KeyCorp.	10,921,102
371,350	SunTrust Banks, Inc.	15,255,058
370,450	Zions Bancorporation	9,309,408

		35,485,568

Diversified Financials — 5.9%
34,900	Affiliated Managers Group, Inc.[1]	4,912,873
354,000	E*TRADE Financial Corp.[1]	8,315,460
114,406	Nasdaq, Inc.	7,398,636
215,408	Northern Trust Corp.	14,272,934

		34,899,903

Insurance — 2.1%
207,500	W.R. Berkley Corp.	12,433,400

Real Estate — 10.1%
64,665	Boston Properties Inc.	8,529,314
490,100	Duke Realty Corp.	13,066,066
30,032	Equinix, Inc.[2]	11,644,307
414,500	Equity Commonwealth[1]	12,074,385
479,700	Kimco Realty Corp.	15,052,986

		60,367,058

Total Financials		143,185,929

Shares		Value
Health Care — 7.9%
Health Care Equipment & Services — 5.9%
66,520	C.R. Bard, Inc.	$15,642,843
188,850	DENTSPLY SIRONA, Inc.	11,716,254
109,821	STERIS PLC[3]	7,550,194

		34,909,291

Pharmaceuticals & Biotechnology — 2.0%
252,166	Zoetis, Inc.	11,967,798

Total Health Care		46,877,089

Industrials — 17.8%
Capital Goods — 8.3%
84,600	Allegion PLC[3]	5,873,778
112,330	Carlisle Cos, Inc.	11,871,034
79,383	Hubbell, Inc.	8,372,525
249,250	SPX FLOW, Inc.[1]	6,497,948
81,070	WABCO Holdings, Inc.[1]	7,423,580
205,501	Xylem, Inc.	9,175,620

		49,214,485

Commercial Services & Supplies — 7.6%
97,220	Dun & Bradstreet Corp. (The)	11,845,285
80,217	IHS, Inc. — Class A1	9,273,887
560,031	Tyco International PLC[3]	23,857,321

		44,976,493

Transportation — 1.9%
126,535	Kansas City Southern	11,399,538

Total Industrials		105,590,516

Information Technology — 11.6%
Semiconductors & Semiconductor Components — 1.4%
166,883	Microchip Technology, Inc.[2]	8,470,981

Software & Services — 6.7%
160,778	Computer Sciences Corp.	7,982,628
534,984	CSRA, Inc.	12,534,675
343,659	PTC, Inc.[1]	12,914,705
114,490	Total System Services, Inc.	6,080,564

		39,512,572

Technology Hardware & Equipment — 3.5%
169,598	Amphenol Corp. — Class A	9,723,053
131,210	Harris Corp.	10,948,163

		20,671,216

Total Information Technology		68,654,769

Materials — 3.7%
89,247	Vulcan Materials Co.	10,741,769
155,790	W.R. Grace & Co.	11,405,386

Total Materials		22,147,155

Utilities — 9.0%
139,442	American Water Works Co., Inc.	11,784,243
209,350	Avangrid, Inc.	9,642,661
594,074	NiSource, Inc.	15,754,843

See accompanying notes.	CRM Funds

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2016

Shares		Value
Utilities — (continued)
229,717	Spire, Inc.	$16,273,152

Total Utilities		53,454,899

Total Common Stock (Cost $469,950,995)		572,492,632

Short-Term Investments — 3.2%
9,607,559	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.39%[4]	9,607,559
9,634,304	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.43%[4]	9,634,304

Total Short-Term Investments (Cost $19,241,863)		19,241,863

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 99.5% (Cost $489,192,858)		591,734,495

Short-Term Investments Held As Collateral For Loaned Securities — 5.1%
Money Market Funds — 1.1%
1,285,000	Blackrock Liquidity Funds Prime Portfolio, 0.51%[4]	1,285,000
1,275,000	Federated Institutional Money Market Management, 0.51%[4]	1,275,000
1,325,000	Fidelity Prime Money Market Portfolio, 0.52%[4]	1,325,000
1,255,000	Invesco Short Term Investments Trust-Liquid Assets, 0.53%[4]	1,255,000
1,275,000	Morgan Stanley Institutions Liqudity Fund, 0.52%[4]	1,275,000

Total Money Market Funds		6,415,000

Principal		Value
Repurchase Agreements — 2.2%
$6,182,937	With Deutsche Bank Securities, Inc.: at 0.40%, dated 06/30/16, to be repurchased on 07/01/16, repurchase price $6,183,006 (collateralized by US Treasury Securities, par values ranging from $137,917 - $1,763,883, coupon rates ranging from 1.13% to 2.88%, 07/31/17 - 08/15/45; total market value $6,306,596)	$6,182,937
7,197,645	With RBC Capital Markets LLC: at 0.38%, dated 06/30/16, to be repurchased on 07/01/16, repurchase price $7,197,721 (collateralized by US Treasury Securities, par values ranging from $14 - $889,088, coupon rates ranging from 0.00% to 8.75%, 08/18/16 - 09/09/49; total market value $7,341,599)	7,197,645

Total Repurchase Agreements		13,380,582

Time Deposits — 1.8%
1,270,000	BNP Paribas (Cayman), 0.28%, 07/01/16[4]	1,270,000
1,090,000	Canadian Imperial Bank of Commerce (Cayman), 0.28%, 07/01/16[4]	1,090,000
1,140,000	Credit Agricole CIB (Cayman), 0.31%, 07/01/16[4]	1,140,000
1,170,000	HSBC Bank PLC (London), 0.35%, 07/01/16[4]	1,170,000
1,200,000	Landesbank Baden-Wurttemberg (New York), 0.32%, 07/01/16[4]	1,200,000
1,090,000	National Australia Bank Ltd. (Cayman), 0.25%, 07/01/16[4]	1,090,000
1,270,000	Nordea Bank Finland PLC (New York), 0.28%, 07/01/16[4]	1,270,000
1,200,000	Royal Bank of Canada (Toronto), 0.30%, 07/01/16[4]	1,200,000
1,080,000	Svenska Handelsbanken AB (Cayman), 0.30%, 07/01/16[4]	1,080,000

Total Time Deposits		10,510,000

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $30,305,582)		30,305,582

Total Investments — 104.6% (Cost $519,498,440)		622,040,077	[5]
Liabilities in Excess of Other Assets — (4.6%)		(27,457,216)

Total Net Assets — 100.0%		$594,582,861

See accompanying notes.	CRM Funds

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2016

A summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

			Level 2	Level 3
	Investments in	Level 1	Significant	Significant
	Securities	Quoted	Observable	Unobservable
	(Value)	Prices	Inputs	Inputs
Investments in Securities Common Stock	$572,492,632	$572,492,632	—	—
Short-Term Investments	19,241,863	19,241,863	—	—
Short-Term Investments Held as Collateral for Loaned Securities	30,305,582	6,415,000	$23,890,582	—

Total	$622,040,077	$598,149,495	$23,890,582	—

There were no transfers between Level 1, Level 2, and Level 3 during the year ended June 30, 2016.

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.
[5]

At June 30, 2016, the market value of securities on loan for the CRM Mid Cap Value Fund was $29,742,229. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.	CRM Funds

CRM FUNDS

CRM LARGE CAP OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

June 30, 2016

Shares		Value
Common Stock — 96.6%
Consumer Discretionary — 14.1%
Consumer Durables & Apparel — 6.4%
35,700	Coach, Inc.	$1,454,418
7,345	Mohawk Industries, Inc.[1]	1,393,787
19,180	PVH Corp.	1,807,332

		4,655,537

Media — 5.1%
10,009	Charter Communications, Inc. — Class A1	2,288,458
61,500	Interpublic Group of Companies, Inc. (The)	1,420,650

		3,709,108

Retailing — 2.6%
20,275	Dollar Tree, Inc.[1]	1,910,716

Total Consumer Discretionary		10,275,361

Consumer Staples — 6.6%
Food, Beverage & Tobacco — 4.2%
35,100	Coca-Cola Co. (The)	1,591,083
31,625	Mondelez International, Inc. — Class A	1,439,254

		3,030,337

Household & Personal Products — 2.4%
20,850	Procter & Gamble Co. (The)	1,765,369

Total Consumer Staples		4,795,706

Energy — 11.8%
21,800	Anadarko Petroleum Corp.	1,160,850
51,350	Halliburton Co.	2,325,641
37,100	Newfield Exploration Co.[1]	1,639,078
41,405	Occidental Petroleum Corp.	3,128,562
40,200	Whiting Petroleum Corp.[1]	372,252

Total Energy		8,626,383

Financials — 18.9%
Banks — 11.4%
161,312	Bank of America Corp.	2,140,610
34,740	JPMorgan Chase & Co.	2,158,744
51,750	SunTrust Banks, Inc.	2,125,890
45,850	US Bancorp	1,849,130

		8,274,374

Diversified Financials — 3.5%
22,035	Northern Trust Corp.	1,460,039
42,844	Synchrony Financial[1]	1,083,096

		2,543,135

Insurance — 4.0%
34,050	American International Group, Inc.	1,800,905
8,710	Chubb Ltd.	1,138,484

		2,939,389

Total Financials		13,756,898

Shares		Value
Health Care — 13.6%
Health Care Equipment & Services — 7.6%
18,460	Danaher Corp.	$1,864,460
29,200	DENTSPLY SIRONA, Inc.	1,811,568
15,290	Zimmer Biomet Holdings, Inc.	1,840,610

		5,516,638

Pharmaceuticals & Biotechnology — 6.0%
10,657	Allergan PLC[1,2]	2,462,726
55,350	Pfizer, Inc.	1,948,874

		4,411,600

Total Health Care		9,928,238

Industrials — 6.9%
Capital Goods — 1.5%
9,910	Rockwell Automation, Inc.	1,137,866

Commercial Services & Supplies — 3.4%
57,715	Tyco International PLC[2]	2,458,659

Transportation — 2.0%
16,900	Norfolk Southern Corp.	1,438,697

Total Industrials		5,035,222

Information Technology — 11.4%
Semiconductors & Semiconductor Components — 5.0%
14,401	Broadcom Ltd.	2,237,915
17,725	NXP Semiconductors NV1	1,388,577

		3,626,492

Software & Services — 4.3%
1,373	Alphabet, Inc. — Class A1	965,947
14,140	Total System Services, Inc.	750,975
19,615	Visa, Inc. — Class A	1,454,844

		3,171,766

Technology Hardware & Equipment — 2.1%
15,943	Apple, Inc.	1,524,151

Total Information Technology		8,322,409

Materials — 4.4%
14,310	Air Products & Chemicals, Inc.	2,032,593
11,500	PPG Industries, Inc.	1,197,725

Total Materials		3,230,318

Utilities — 8.9%
31,350	American Electric Power Co., Inc.	2,197,322
19,260	DTE Energy Co.	1,909,051
18,225	NextEra Energy, Inc.	2,376,539

Total Utilities		6,482,912

Total Common Stock (Cost $64,819,936)		70,453,447

See accompanying notes.	CRM Funds

CRM FUNDS

CRM LARGE CAP OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2016

Shares		Value
Short-Term Investments — 3.5%
1,279,232	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.39%[3]	$1,279,232
1,289,209	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.43%[3]	1,289,209

Total Short-Term Investments (Cost $2,568,441)		2,568,441

Total Investments — 100.1% (Cost $67,388,377)		73,021,888
Liabilities in Excess of Other Assets — (0.1%)		(51,901)

Total Net Assets — 100.0%		$72,969,987

A summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

			Level 2	Level 3
	Investments in	Level 1	Significant	Significant
	Securities	Quoted	Observable	Unobservable
	(Value)	Prices	Inputs	Inputs
Investments in Securities Common Stock	$70,453,447	$70,453,447	—	—
Short-Term Investments	2,568,441	2,568,441	—	—

Total	$73,021,888	$73,021,888	—	—

There were no transfers between Level 1, Level 2, and Level 3 during the year ended June 30, 2016.

[1]	Non-income producing security.
[2]	PLC — Public Limited Company.
[3]	Rate represents an annualized yield at date of measurement.

See accompanying notes.	CRM Funds

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2016

Shares		Value
Common Stock — 95.9%
Consumer Discretionary — 9.2%
Consumer Durables & Apparel — 3.5%
2,395	Mohawk Industries, Inc.[1]	$454,475
3,775	PVH Corp.	355,718

		810,193

Hotels, Restaurants & Leisure — 4.1%
10,100	Aramark	337,542
21,360	Houghton Mifflin Harcourt Co.	333,857
6,225	Red Robin Gourmet Burgers, Inc.[1]	295,252

		966,651

Media — 1.6%
16,000	Interpublic Group of Companies, Inc. (The)	369,600

Total Consumer Discretionary		2,146,444

Consumer Staples — 4.4%
11,075	Coca-Cola Co. (The)	502,030
11,560	Mondelez International, Inc. — Class A	526,095

Total Consumer Staples		1,028,125

Energy — 8.9%
14,050	Continental Resources, Inc.[2]	636,044
15,850	Halliburton Co.	717,846
9,700	Occidental Petroleum Corp.	732,932

Total Energy		2,086,822

Financials — 18.3%
Banks — 8.5%
36,800	Bank of America Corp.	488,336
7,950	JPMorgan Chase & Co.	494,013
16,500	SunTrust Banks, Inc.	677,820
8,225	U.S. Bancorp	331,714

		1,991,883

Diversified Financials — 3.4%
6,900	Northern Trust Corp.	457,194
12,850	Synchrony Financial	324,848

		782,042

Insurance — 4.1%
8,545	American International Group, Inc.	451,945
3,890	Chubb Ltd.	508,462

		960,407

Real Estate — 2.3%
16,930	Kimco Realty Corp.	531,264

Total Financials		4,265,596

Health Care — 18.9%
Health Care Equipment & Services — 8.8%
2,345	C.R. Bard, Inc.	551,450
8,800	CONMED Corp.	420,024
7,895	Danaher Corp.	797,395

Shares		Value
Health Care — (continued)
Health Care Equipment & Services — (continued)
4,100	STERIS PLC[3]	$281,875

		2,050,744

Pharmaceuticals & Biotechnology — 10.1%
3,426	Allergan PLC[3]	791,714
17,800	Pfizer, Inc.	626,738
22,100	QIAGEN NV1	482,001
9,588	Zoetis, Inc.	455,047

		2,355,500

Total Health Care		4,406,244

Industrials — 13.9%
Capital Goods — 3.7%
3,100	Honeywell International, Inc.	360,592
44,500	Mueller Water Products, Inc. — Class A	508,190

		868,782

Commercial Services & Supplies — 7.7%
3,800	Dun & Bradstreet Corp. (The)	462,992
3,220	IHS, Inc. — Class A	372,264
22,484	Tyco International PLC[3]	957,818

		1,793,074

Transportation — 2.5%
6,875	Norfolk Southern Corp.	585,269

Total Industrials		3,247,125

Information Technology — 10.3%
Semiconductors & Semiconductor Components — 3.3%
2,555	Broadcom Ltd.	397,047
4,750	NXP Semiconductors NV	372,115

		769,162

Software & Services — 7.0%
752	Alphabet, Inc. — Class A	529,054
13,870	PTC, Inc.[1]	521,235
2,500	Total System Services, Inc.	132,775
6,075	Visa, Inc. — Class A	450,583

		1,633,647

Total Information Technology		2,402,809

Materials — 4.5%
4,175	Air Products & Chemicals, Inc.	593,017
4,345	PPG Industries, Inc.	452,532

Total Materials		1,045,549

Utilities — 7.5%
3,575	American Electric Power Co., Inc.	250,572
5,600	American Water Works Co., Inc.	473,256
7,900	Black Hills Corp.	498,016
4,035	NextEra Energy, Inc.	526,164

See accompanying notes.	CRM Funds

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2016

Shares		Value
Utilities — (continued)
Total Utilities		$1,748,008

Total Common Stock (Cost $19,218,665)		22,376,722

Short-Term Investments — 4.3%
505,504	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.39%[4]	505,504
492,398	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.43%[4]	492,398

Total Short-Term Investments (Cost $997,902)		997,902

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.2% (Cost $20,216,567)		23,374,624

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — 2.8%
Repurchase Agreements — 2.8%
$659,628	With Deutsche Bank Securities, Inc.: at 0.40%, dated 06/30/16, to be repurchased on 07/01/16, repurchase price $659,635 (collateralized by US Treasury Securities, par values ranging from $14,714 - $188,180, coupon rates ranging from 1.13% to 2.88%, 07/31/17 - 08/15/45; total market value $672,821)
Total Repurchase Agreements		$659,628

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $659,628)		659,628

Total Investments — 103.0% (Cost $20,876,195)		24,034,252	[5]
Liabilities in Excess of Other Assets — (3.0%)		(705,953)

Total Net Assets — 100.0%		$23,328,299

A summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

			Level 2	Level 3
	Investments in	Level 1	Significant	Significant
	Securities	Quoted	Observable	Unobservable
	(Value)	Prices	Inputs	Inputs
Investments in Securities Common Stock	$22,376,722	$22,376,722	—	—
Short-Term Investments	997,902	997,902	—	—
Short-Term Investments Held as Collateral for Loaned Securities	659,628	—	$659,628	—

Total	$24,034,252	$23,374,624	$659,628	—

There were no transfers between Level 1, Level 2, and Level 3 during the year ended June 30, 2016.

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.
[5]

At June 30, 2016, the market value of securities on loan for the CRM All Cap Value Fund was $636,044. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.	CRM Funds

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

June 30, 2016

Shares		Value
Common Stock — 95.4%
Austria — 1.8%
18,358	Zumtobel Group AG	$223,458

Total Austria		223,458

Canada — 2.3%
9,700	Gildan Activewear, Inc.	284,501

Total Canada		284,501

Chile — 2.6%
97,596	Parque Arauco SA	197,146
16,250	SACI Falabella	123,690

Total Chile		320,836

China — 1.6%
348,000	Shandong Weigao Group Medical Polymer Co. Ltd.	199,411

Total China		199,411

Czech Republic — 1.0%
3,500	Komercni Banka AS	131,229

Total Czech Republic		131,229

Denmark — 4.6%
7,010	ISS A/S	263,648
4,108	Royal Unibrew A/S	183,769
5,090	Sydbank	127,817

Total Denmark		575,234

Faroe Islands — 1.3%
4,300	BAKKAFROST	162,236

Total Faroe Islands		162,236

Finland — 1.2%
3,800	Elisa OYJ	146,009

Total Finland		146,009

France — 1.2%
1,150	BioMerieux	155,825

Total France		155,825

Germany — 9.3%
6,400	CTS Eventim AG & Co. KGaA	195,645
15,575	Deutsche Telekom AG	265,590
3,115	Fresenius Medical Care AG & Co. KGaA	271,338
2,000	Linde AG	278,674
12,900	TUI AG	146,533

Total Germany		1,157,780

Hong Kong — 1.3%
111,000	HKT Trust & HKT Ltd.	159,959

Total Hong Kong		159,959

Indonesia — 1.0%
151,500	Bank Rakyat Indonesia	124,659

Total Indonesia		124,659

Shares		Value
Ireland — 8.6%
595,220	Bank of Ireland[1]	$122,705
48,000	C&C Group PLC[2]	188,260
262,108	Cairn Homes PLC[1,2]	279,241
67,775	Dalata Hotel Group PLC[1,2,3]	274,530
51,000	Greencore Group PLC[2]	209,884

Total Ireland		1,074,620

Italy — 1.6%
31,308	Societa Cattolica Di Assicurazioni SCRL	198,432

Total Italy		198,432

Japan — 16.2%
5,300	Bridgestone Corp.	170,326
3,000	Disco Corp.	271,320
6,700	Fuji Heavy Industries Ltd.	230,302
20,000	Hitachi Kokusai Electric, Inc.	334,934
53,000	Hitachi Ltd.	222,062
22,650	Isuzu Motors Ltd.	278,980
2,700	Kose Corp.	228,797
2,300	Secom Co. Ltd.	170,045
4,200	Sompo Japan Nipponkoa Holdings, Inc.	111,771

Total Japan		2,018,537

Luxembourg — 4.2%
3,400	RTL Group SA	278,957
90,900	Samsonite International SA3	251,689

Total Luxembourg		530,646

Mexico — 0.9%
63,684	Gentera SAB de CV	114,079

Total Mexico		114,079

Netherlands — 3.0%
21,324	RELX NV	368,920

Total Netherlands		368,920

Norway — 2.3%
66,173	EUROPRIS ASA	284,191

Total Norway		284,191

Peru — 2.1%
8,563	Intercorp Financial Services, Inc.	256,890

Total Peru		256,890

Philippines — 4.3%
119,500	Robinsons Retail Holdings, Inc.	219,627
43,600	Security Bank Corp.	178,366
30,840	Universal Robina Corp.	136,782

Total Philippines		534,775

Portugal — 2.3%
363,600	Sonae SGPS SA	285,625

Total Portugal		285,625

See accompanying notes.	CRM Funds

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2016

Shares		Value
South Korea — 2.3%
2,455	Hyundai Motor Co.	$290,406

Total South Korea		290,406

Spain — 1.2%
14,800	Merlin Properties Socimi SA	156,184

Total Spain		156,184

Sweden — 1.8%
10,400	Mekonomen AB3	223,717

Total Sweden		223,717

Switzerland — 1.4%
595	Swatch Group AG (The)[3]	173,146

Total Switzerland		173,146

Thailand — 1.0%
25,300	Kasikornbank PCL	124,606

Total Thailand		124,606

Turkey — 2.0%
246,483	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	245,489

Total Turkey		245,489

United Kingdom — 11.0%
32,525	Beazley PLC[2]	158,129
4,520	Bunzl PLC[2]	139,074
33,160	Direct Line Insurance Group PLC[2]	153,305
26,900	Howden Joinery Group PLC[2]	138,161
136,875	ITV PLC[2]	328,183
8,866	Kennedy Wilson Europe Real Estate PLC[2]	113,847
12,900	Smith & Nephew PLC[2]	219,058
12,075	St James’s Place PLC[2]	127,341

Total United Kingdom		1,377,098

Total Common Stock (Cost $12,185,284)		11,898,498

Short-Term Investments — 5.5%
324,460	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.39%[4]	324,460
363,132	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.43%[4]	363,132

Total Short-Term Investments (Cost $687,592)		687,592

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.9% (Cost $12,872,876)		12,586,090

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — 4.2%
Repurchase Agreements — 4.2%
$520,152	With Deutsche Bank Securities, Inc.: at 0.40%, dated 06/30/16, to be repurchased on 07/01/16, repurchase price $520,158 (collateralized by US Treasury Securities, par values ranging from $11,603 - $148,390, coupon rates ranging from 1.13% to 2.88%, 07/31/17 - 08/15/45; total market value $530,555)
Total Repurchase Agreements		$520,152

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $520,152)		520,152

Total Investments — 105.1% (Cost $13,393,028)		13,106,242	[5]
Liabilities in Excess of Other Assets — (5.1%)		(632,391)

Total Net Assets — 100.0%		$12,473,851

See accompanying notes.	CRM Funds

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2016

A summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities Common Stock
Austria	$223,458	—	$223,458	—
Canada	284,501	$284,501	—	—
Chile	320,836	320,836	—	—
China	199,411	—	199,411	—
Czech Republic	131,229	—	131,229	—
Denmark	575,234	—	575,234	—
Faroe Islands	162,236	—	162,236	—
Finland	146,009	—	146,009	—
France	155,825	—	155,825	—
Germany	1,157,780	—	1,157,780	—
Hong Kong	159,959	159,959	—	—
Indonesia	124,659	—	124,659	—
Ireland	1,074,620	553,771	520,849	—
Italy	198,432	—	198,432	—
Japan	2,018,537	—	2,018,537	—
Luxembourg	530,646	—	530,646	—
Mexico	114,079	114,079	—	—
Netherlands	368,920	—	368,920	—
Norway	284,191	—	284,191	—
Peru	256,890	256,890	—	—
Philippines	534,775	—	534,775	—
Portugal	285,625	—	285,625	—
South Korea	290,406	—	290,406	—
Spain	156,184	—	156,184	—
Sweden	223,717	223,717	—	—
Switzerland	173,146	—	173,146	—
Thailand	124,606	—	124,606	—
Turkey	245,489	—	245,489	—
United Kingdom	1,377,098	—	1,377,098	—
Short-Term Investments	687,592	687,592	—	—
Short-Term Investments Held as Collateral for Loaned Securities	520,152	—	520,152	—

Total	$13,106,242	$2,601,345	$10,504,897	—

Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Significant market movements were deemed to have occurred at June 30, 2016 and therefore the Fund did utilize the external pricing service model adjustments. As a result, securities held at the beginning of the period that were still held by the Fund were transferred from Level 1 into Level 2 with a beginning of period value of $5,451,438.

See accompanying notes.	CRM Funds

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2016

[1]	Non-income producing security.
[2]	PLC — Public Limited Company.
[3]	Security partially or fully on loan.
[4]	Rate represents an annualized yield at date of measurement.
[5]

At June 30, 2016, the market value of securities on loan for the CRM International Opportunity Fund was $494,177. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.	CRM Funds

CRM FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2016

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund	CRM Large Cap Opportunity Fund
ASSETS:
Investments
Investments, at cost	$326,185,429	$563,828,034	$519,498,440	$67,388,377
Net unrealized appreciation	46,389,986	62,544,439	102,541,637	5,633,511
Total investments, at value[1]	372,575,415	626,372,473	622,040,077	73,021,888
Cash	—	11,361	1,076,105	—
Receivable for fund shares sold	77,730,498	680,339	306,372	—
Receivable for securities sold	4,698,158	4,046,651	4,064,220	788,728
Dividends and interest receivable	288,161	798,042	533,013	110,798
Other assets	42,955	75,983	74,784	19,357

Total assets	455,335,187	631,984,849	628,094,571	73,940,771

LIABILITIES:
Obligation to return securities lending collateral	11,632,192	20,895,087	30,305,582	—
Payable for fund shares redeemed	81,215	159,521	1,028,354	—
Payable for securities purchased	5,100,432	4,675,411	1,545,394	902,878
Accrued advisory fee	220,324	388,986	367,033	34,245
Audit and tax fees	18,332	18,332	18,332	18,332
Other accrued expenses	65,789	114,773	247,015	15,329

Total liabilities	17,118,284	26,252,110	33,511,710	970,784

NET ASSETS	$438,216,903	$605,732,739	$594,582,861	$72,969,987

COMPONENTS OF NET ASSETS
Paid-in-capital	$381,893,497	$552,105,689	$510,362,606	$68,791,906
Undistributed net investment income	2,332,477	13,369,516	420,709	267,349
Accumulated net realized gain (loss) on investments	7,600,943	(22,286,905)	(18,742,091)	(1,722,779)
Net unrealized appreciation of investments	46,389,986	62,544,439	102,541,637	5,633,511

NET ASSETS	$438,216,903	$605,732,739	$594,582,861	$72,969,987

NET ASSETS BY SHARE CLASS
Investor Shares	$61,528,771	$53,392,677	$357,231,810	$11,905,815
Institutional Shares	376,688,132	552,340,062	237,351,051	61,064,172

NET ASSETS	$438,216,903	$605,732,739	$594,582,861	$72,969,987

SHARES OF BENEFICIAL INTEREST OUTSTANDING
($0.01 par value, unlimited authorized shares)
Investor Shares	3,879,246	4,169,409	17,175,811	1,390,103
Institutional Shares	21,185,912	42,390,287	11,059,639	7,114,093
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)
Investor Shares	$15.86	$12.81	$20.80	$8.56
Institutional Shares	$17.78	$13.03	$21.46	$8.58

[1] Includes securities loaned of:	$11,634,703	$20,848,403	$29,742,229	$—

See accompanying notes.	CRM Funds

CRM FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2016

	CRM All Cap Value Fund	CRM International Opportunity Fund
ASSETS:
Investments
Investments, at cost	$20,876,195	$13,393,028
Net unrealized appreciation (depreciation)	3,158,057	(286,786)

Total investments, at value[1]	24,034,252	13,106,242
Currencies
Foreign currencies, at cost	—	35,209
Net unrealized depreciation	—	(38)

Total foreign currencies, at value	—	35,171
Cash	—	30,886
Receivable for securities sold	236,075	204,247
Receivable from Adviser	—	11,803
Dividends and interest receivable	30,668	16,806
Tax reclaim receivable	—	49,009
Other assets	21,603	20,957

Total assets	24,322,598	13,475,121

LIABILITIES:
Obligation to return securities lending collateral	659,628	520,152
Payable for fund shares redeemed	—	708
Payable for securities purchased	291,124	432,953
Accrued advisory fee	9,695	—
Audit and tax fees	18,332	25,332
Other accrued expenses	15,520	22,125

Total liabilities	994,299	1,001,270

NET ASSETS	$23,328,299	$12,473,851

COMPONENTS OF NET ASSETS
Paid-in-capital	$20,359,564	$12,762,851
Undistributed net investment income	8,758	101,851
Accumulated net realized loss on investments	(198,080)	(98,174)
Net unrealized appreciation (depreciation) of investments and foreign currency	3,158,057	(292,677)

NET ASSETS	$23,328,299	$12,473,851

NET ASSETS BY SHARE CLASS
Investor Shares	$19,707,996	$7,910,374
Institutional Shares	3,620,303	4,563,477

NET ASSETS	$23,328,299	$12,473,851

SHARES OF BENEFICIAL INTEREST OUTSTANDING
($0.01 par value, unlimited authorized shares)
Investor Shares	2,367,508	673,692
Institutional Shares	429,112	386,656
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)
Investor Shares	$8.32	$11.74
Institutional Shares	$8.44	$11.80

[1] Includes securities loaned of:	$636,044	$494,177

See accompanying notes.	CRM Funds

CRM FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2016

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund	CRM Large Cap Opportunity Fund
INVESTMENT INCOME
Dividends	$6,482,892	$19,882,499	$20,141,581	$953,263
Securities lending income	78,500	36,115	47,725	—
Foreign tax withheld	—	(14,138)	—	—

Total investment income	6,561,392	19,904,476	20,189,306	953,263

EXPENSES
Investment advisory fees	3,082,400	5,309,620	6,264,307	405,667
Administration and accounting fees	101,502	166,835	195,652	20,414
Custody fees	28,260	46,399	54,594	11,755
Transfer Agent fees	177,426	421,496	544,741	46,506
Shareholder reports	18,546	52,402	143,204	2,138
Shareholder services - Investor Shares	160,391	150,415	934,586	29,301
Trustee fees and expenses	61,014	104,832	120,092	8,251
Insurance fees	35,803	58,430	83,978	2,120
Registration fees	15,778	27,253	52,512	17,988
Audit and tax fees	40,090	40,090	40,090	40,090
Legal fees	21,708	37,074	42,726	2,981
Miscellaneous	69,297	119,579	158,274	9,019

Total expenses	3,812,215	6,534,425	8,634,756	596,230
Expenses waived/reimbursed	—	—	—	(80,128)

Net expenses	3,812,215	6,534,425	8,634,756	516,102

NET INVESTMENT INCOME	2,749,177	13,370,051	11,554,550	437,161

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) from:
Investments	28,427,022 [1]	(28,992,142)[2]	35,521,503	(896,073)
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency	(44,272,132)	(56,352,185)	(91,637,071)	2,734,506

Net realized and unrealized gain (loss) on investments and foreign currency	(15,845,110)	(85,344,327)	(56,115,568)	1,838,433

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(13,095,933)	$(71,974,276)	$(44,561,018)	$2,275,594

1Includes realized loss of $2,097,374 as a result of a redemption-in-kind. (See Note 11 in the Notes to Financial Statements)

2Includes realized loss of $14,011,521 as a result of a redemption-in-kind. (See Note 11 in the Notes to Financial Statements)

See accompanying notes.	CRM Funds

CRM FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2016

	CRM All Cap Value Fund	CRM International Opportunity Fund
INVESTMENT INCOME
Dividends	$577,970	$340,477
Securities lending income	6,319	2,798
Foreign tax withheld	—	(32,216)

Total investment income	584,289	311,059

EXPENSES
Investment advisory fees	247,579	107,635
Administration and accounting fees	14,431	39,942
Custody fees	9,710	34,081
Transfer Agent fees	42,321	40,697
Shareholder reports	4,131	1,043
Shareholder services - Investor Shares	52,961	19,845
Trustee fees and expenses	3,891	1,823
Insurance fees	1,951	741
Registration fees	22,199	25,093
Audit and tax fees	40,090	44,730
Legal fees	1,395	450
Miscellaneous	5,721	6,647

Total expenses	446,380	322,727
Expenses waived/reimbursed	(67,657)	(153,389)

Net expenses	378,723	169,338

NET INVESTMENT INCOME	205,566	141,721

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) from:
Investments	674,174	218,100
Foreign currency transactions	—	(28,486)
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency	(823,062)	(753,904)

Net realized and unrealized loss on investments and foreign currency	(148,888)	(564,290)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$56,678	$(422,569)

See accompanying notes.	CRM Funds

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small Cap Value Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015
NET ASSETS - BEGINNING OF YEAR	$519,359,296	$789,868,592

OPERATIONS
Net investment income	2,749,177	1,172,709
Net realized gain from investments and foreign currency	28,427,022	117,197,382
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(44,272,132)	(87,886,266)

	(13,095,933)	30,483,825

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(112,408)	(227,967)
Net investment income - Institutional Shares	(1,134,663)	(2,594,356)
Net realized gains on investments - Investor Shares	(12,447,576)	(15,106,362)
Net realized gains on investments - Institutional Shares	(52,717,047)	(100,016,831)

Total distributions to shareholders	(66,411,694)	(117,945,516)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	2,605,747	4,476,796
Sale of shares - Institutional Shares	126,391,423	60,324,590
Reinvestment of distributions - Investor Shares	11,557,728	15,019,281
Reinvestment of distributions - Institutional Shares	51,016,071	99,243,526
Redemption of shares - Investor Shares	(12,228,750)	(16,961,453)
Redemption of shares - Institutional Shares	(180,976,985)	(345,150,345)

Net decrease from capital share transactions	(1,634,766)	(183,047,605)

Total decrease in net assets	(81,142,393)	(270,509,296)

NET ASSETS - END OF YEAR	$438,216,903	$519,359,296

Undistributed net investment income	$2,332,477	$1,105,061

See accompanying notes.	CRM Funds

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small/Mid Cap Value Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015
NET ASSETS - BEGINNING OF YEAR	$895,577,563	$1,156,166,534

OPERATIONS
Net investment income	13,370,051	7,075,621
Net realized gain (loss) from investments and foreign currency	(28,992,142)	129,705,446
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(56,352,185)	(109,137,920)

Net increase (decrease) in net assets resulting from operations	(71,974,276)	27,643,147

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	—	(444,562)
Net investment income - Institutional Shares	—	(8,764,095)
Net realized gains on investments - Investor Shares	(6,470,204)	(15,957,751)
Net realized gains on investments - Institutional Shares	(74,078,444)	(152,325,778)

Total distributions to shareholders	(80,548,648)	(177,492,186)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	10,606,628	23,874,268
Sale of shares - Institutional Shares	119,435,856	95,904,163
Reinvestment of distributions - Investor Shares	6,455,622	16,279,375
Reinvestment of distributions - Institutional Shares	73,398,598	158,460,187
Redemption of shares - Investor Shares	(27,424,964)	(224,573,383)
Redemption of shares - Institutional Shares	(319,793,640)	(180,684,542)

Net decrease from capital share transactions	(137,321,900)	(110,739,932)

Total decrease in net assets	(289,844,824)	(260,588,971)

NET ASSETS - END OF YEAR	$605,732,739	$895,577,563

Undistributed net investment income	$13,369,516	$—

See accompanying notes.	CRM Funds

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Mid Cap Value Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015
NET ASSETS - BEGINNING OF YEAR	$1,197,750,767	$2,511,021,993

OPERATIONS
Net investment income	11,554,550	12,189,999
Net realized gain from investments and foreign currency	35,521,503	428,776,208
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(91,637,071)	(349,120,384)

Net increase (decrease) in net assets resulting from operations	(44,561,018)	91,845,823

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(4,071,828)	(3,006,610)
Net investment income - Institutional Shares	(7,742,790)	(11,051,434)
Net realized gains on investments - Investor Shares	(102,386,426)	(126,754,746)
Net realized gains on investments - Institutional Shares	(162,476,387)	(325,611,576)

Total distributions to shareholders	(276,677,431)	(466,424,366)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	35,780,889	39,614,462
Sale of shares - Institutional Shares	60,984,966	147,625,819
Reinvestment of distributions - Investor Shares	106,141,945	129,449,734
Reinvestment of distributions - Institutional Shares	159,837,763	310,298,990
Redemption of shares - Investor Shares	(138,783,185)	(258,843,266)
Redemption of shares - Institutional Shares	(505,891,835)	(1,306,838,422)

Net decrease from capital share transactions	(281,929,457)	(938,692,683)

Total decrease in net assets	(603,167,906)	(1,313,271,226)

NET ASSETS - END OF YEAR	$594,582,861	$1,197,750,767

Undistributed net investment income	$420,709	$1,080,068

See accompanying notes.	CRM Funds

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Large Cap Opportunity Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015
NET ASSETS - BEGINNING OF YEAR	$33,615,951	$41,719,683

OPERATIONS
Net investment income	437,161	125,222
Net realized gain (loss) from investments and foreign currency	(896,073)	7,873,720
Net change in unrealized appreciation (depreciation) on investments and foreign currency	2,734,506	(5,048,197)

Net increase in net assets resulting from operations	2,275,594	2,950,745

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(16,753)	(69,703)
Net investment income - Institutional Shares	(183,652)	(139,867)
Net realized gains on investments - Investor Shares	(966,162)	(4,236,406)
Net realized gains on investments - Institutional Shares	(3,597,294)	(5,651,452)

Total distributions to shareholders	(4,763,861)	(10,097,428)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	583,531	1,093,552
Sale of shares - Institutional Shares	45,151,321	2,826,537
Reinvestment of distributions - Investor Shares	945,717	4,286,059
Reinvestment of distributions - Institutional Shares	1,587,884	5,472,241
Redemption of shares - Investor Shares	(1,068,191)	(5,515,858)
Redemption of shares - Institutional Shares	(5,357,959)	(9,119,580)

Net increase (decrease) from capital share transactions	41,842,303	(957,049)

Total increase (decrease) in net assets	39,354,036	(8,103,732)

NET ASSETS - END OF YEAR	$72,969,987	$33,615,951

Undistributed net investment income	$267,349	$22,945

See accompanying notes.	CRM Funds

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM All Cap Value Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015
NET ASSETS - BEGINNING OF YEAR	$29,682,592	$49,281,262

OPERATIONS
Net investment income (loss)	205,566	(13,188)
Net realized gain from investments and foreign currency	674,174	7,855,247
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(823,062)	(6,503,318)

Net increase in net assets resulting from operations	56,678	1,338,741

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(142,587)	(74,009)
Net investment income - Institutional Shares	(54,211)	(32,175)
Net realized gains on investments - Investor Shares	(4,945,005)	(8,354,988)
Net realized gains on investments - Institutional Shares	(1,326,974)	(1,590,746)

Total distributions to shareholders	(6,468,777)	(10,051,918)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	2,675,055	2,165,759
Sale of shares - Institutional Shares	417,779	234,817
Reinvestment of distributions - Investor Shares	4,689,435	8,052,652
Reinvestment of distributions - Institutional Shares	1,308,458	1,555,197
Redemption of shares - Investor Shares	(6,030,708)	(20,708,507)
Redemption of shares - Institutional Shares	(3,002,213)	(2,185,411)

Net increase (decrease) from capital share transactions	57,806	(10,885,493)

Total decrease in net assets	(6,354,293)	(19,598,670)

NET ASSETS - END OF YEAR	$23,328,299	$29,682,592

Undistributed net investment income	$8,758	$—

See accompanying notes.	CRM Funds

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM International Opportunity Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015
NET ASSETS - BEGINNING OF YEAR	$11,209,390	$22,142,056

OPERATIONS
Net investment income	141,721	74,563
Net realized gain from investments and foreign currency	189,614	812,164
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(753,904)	(1,479,877)

Net decrease in net assets resulting from operations	(422,569)	(593,150)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(26,798)	(12,761)
Net investment income - Institutional Shares	(19,723)	(17,660)
Net realized gains on investments - Investor Shares	(698,424)	(843,476)
Net realized gains on investments - Institutional Shares	(298,856)	(457,520)

Total distributions to shareholders	(1,043,801)	(1,331,417)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	994,494	711,509
Sale of shares - Institutional Shares	1,359,925	68,235
Reinvestment of distributions - Investor Shares	711,737	836,085
Reinvestment of distributions - Institutional Shares	295,219	394,741
Redemption of shares - Investor Shares	(511,832)	(1,742,293)
Redemption of shares - Institutional Shares	(120,366)	(9,276,550)
Redemption fee - Investor Shares	1,073	35
Redemption fee - Institutional Shares	581	139

Net increase (decrease) from capital share transactions	2,730,831	(9,008,099)

Total increase (decrease) in net assets	1,264,461	(10,932,666)

NET ASSETS - END OF YEAR	$12,473,851	$11,209,390

Undistributed net investment income	$101,851	$17,681

See accompanying notes.	CRM Funds

CRM FUNDS

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

	CRM Small Cap Value Fund — Investor Shares

		For the Years Ended June 30,

	2016	2015	2014	2013	2012

Net Asset Value — Beginning of Year	$19.98	$23.54	$21.94	$18.02	$24.08

Investment operations:
Net investment income[1]	0.08	— [2]	0.08	0.18 [3]	0.13
Net realized and unrealized gain (loss) on investments	(0.66)	1.32	4.43	4.08	(2.88)

Total from investment operations	(0.58)	1.32	4.51	4.26	(2.75)

Distributions to shareholders:
From net investment income	(0.03)	(0.07)	(0.04)	(0.34)	—
From net realized gains on investments	(3.51)	(4.81)	(2.87)	—	(3.31)

Total distributions to shareholders	(3.54)	(4.88)	(2.91)	(0.34)	(3.31)

Net Asset Value — End of Year	$15.86	$19.98	$23.54	$21.94	$18.02

Total Return	(2.13)%	7.14%	21.39%	24.00%	(9.58)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.12%	1.09%	1.07%	1.08%	1.08%
Net investment income	0.50%	0.02%	0.32%	0.88%[3]	0.71%
Portfolio turnover rate	68%	83%	66%	77%	103%
Net Assets at the end of year (000’s omitted)	$61,529	$74,037	$81,948	$104,155	$101,747

[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]	Amount represents less than $0.005.
[3]

For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.09 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.38%.

See accompanying notes.	CRM Funds

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small Cap Value Fund — Institutional Shares

		For the Years Ended June 30,

	2016	2015	2014	2013	2012

Net Asset Value — Beginning of Year	$21.94	$25.37	$23.45	$19.24	$25.43

Investment operations:
Net investment income[1]	0.13	0.05	0.13	0.23 [2]	0.21
Net realized and unrealized gain (loss) on investments	(0.70)	1.45	4.75	4.37	(3.05)

Total from investment operations	(0.57)	1.50	4.88	4.60	(2.84)

Distributions to shareholders:
From net investment income	(0.08)	(0.12)	(0.09)	(0.39)	(0.04)
From net realized gains on investments	(3.51)	(4.81)	(2.87)	—	(3.31)

Total distributions to shareholders	(3.59)	(4.93)	(2.96)	(0.39)	(3.35)

Net Asset Value — End of Year	$17.78	$21.94	$25.37	$23.45	$19.24

Total Return	(1.89)%	7.39%	21.63%	24.27%	(9.36)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.89%	0.86%	0.85%	0.85%	0.85%
Net investment income	0.70%	0.22%	0.53%	1.10%[2]	1.02%
Portfolio turnover rate	68%	83%	66%	77%	103%
Net Assets at the end of year (000’s omitted)	$376,688	$445,322	$707,921	$634,031	$625,090

[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]

For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.10 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.60%.

See accompanying notes.	CRM Funds

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Investor Shares

		For the Years Ended June 30,

	2016	2015	2014	2013	2012

Net Asset Value — Beginning of Year	$15.41	$18.66	$16.94	$14.12	$15.97

Investment operations:
Net investment income[1]	0.23 [2]	0.07	0.05	0.05	0.03
Net realized and unrealized gain (loss) on investments	(1.36)	0.26	3.94	3.06	(0.72)

Total from investment operations	(1.13)	0.33	3.99	3.11	(0.69)

Distributions to shareholders:
From net investment income	—	(0.10)	(0.02)	(0.09)	—
From net realized gains on investments	(1.47)	(3.48)	(2.25)	(0.20)	(1.16)

Total distributions to shareholders	(1.47)	(3.58)	(2.27)	(0.29)	(1.16)

Net Asset Value — End of Year	$12.81	$15.41	$18.66	$16.94	$14.12

Total Return	(6.91)%	3.16%	25.09%	22.33%	(3.23)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.12%	1.08%	1.07%	1.08%	1.08%
Net investment income	1.75%[2]	0.39%	0.27%	0.32%	0.18%
Portfolio turnover rate	72%	82%	86%	96%	96%
Net Assets at the end of year (000’s omitted)	$53,393	$75,621	$274,988	$245,267	$182,394

[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.19 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.24%.

See accompanying notes.	CRM Funds

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Institutional Shares

		For the Years Ended June 30,

	2016	2015	2014	2013	2012

Net Asset Value — Beginning of Year	$15.62	$18.93	$17.16	$14.29	$16.12

Investment operations:
Net investment income[1]	0.25 [2]	0.13	0.09	0.09	0.05
Net realized and unrealized gain (loss) on investments	(1.37)	0.24	3.99	3.10	(0.72)

Total from investment operations	(1.12)	0.37	4.08	3.19	(0.67)

Distributions to shareholders:
From net investment income	—	(0.20)	(0.06)	(0.12)	—
From net realized gains on investments	(1.47)	(3.48)	(2.25)	(0.20)	(1.16)

Total distributions to shareholders	(1.47)	(3.68)	(2.31)	(0.32)	(1.16)

Net Asset Value — End of Year	$13.03	$15.62	$18.93	$17.16	$14.29

Total Return	(6.74)%	3.41%	25.34%	22.65%	(3.07)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.90%	0.87%	0.85%	0.87%	0.87%
Net investment income	1.90%[2]	0.80%	0.49%	0.55%	0.38%
Portfolio turnover rate	72%	82%	86%	96%	96%
Net Assets at the end of year (000’s omitted)	$552,340	$819,957	$881,179	$720,912	$616,731

[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.19 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.46%.

See accompanying notes.	CRM Funds

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Investor Shares

		For the Years Ended June 30,

	2016	2015	2014	2013	2012

Net Asset Value — Beginning of Year	$28.93	$35.61	$34.36	$28.14	$30.48

Investment operations:
Net investment income[1]	0.25 [2]	0.15	0.12	0.24	0.20
Net realized and unrealized gain (loss) on investments	(0.51)	1.31	7.12	6.30	(2.40)

Total from investment operations	(0.26)	1.46	7.24	6.54	(2.20)

Distributions to shareholders:
From net investment income	(0.30)	(0.19)	(0.18)	(0.32)	(0.14)
From net realized gains on investments	(7.57)	(7.95)	(5.81)	—	—

Total distributions to shareholders	(7.87)	(8.14)	(5.99)	(0.32)	(0.14)

Net Asset Value — End of Year	$20.80	$28.93	$35.61	$34.36	$28.14

Total Return	1.43%	5.73%	22.95%	23.43%	(7.16)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.13%	1.05%	1.03%	1.02%	1.02%
Net investment income	1.11%[2]	0.49%	0.35%	0.78%	0.73%
Portfolio turnover rate.	76%	105%	77%	91%	105%
Net Assets at the end of year (000’s omitted)	$357,232	$461,579	$654,431	$844,632	$1,062,429

[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.20 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.21%.

See accompanying notes.	CRM Funds

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Institutional Shares

		For the Years Ended June 30,

	2016	2015	2014	2013	2012

Net Asset Value — Beginning of Year	$29.60	$36.27	$34.90	$28.60	$30.98

Investment operations:
Net investment income[1]	0.39 [2]	0.22	0.21	0.32	0.26
Net realized and unrealized gain (loss) on investments	(0.60)	1.33	7.23	6.38	(2.44)

Total from investment operations	(0.21)	1.55	7.44	6.70	(2.18)

Distributions to shareholders:
From net investment income	(0.36)	(0.27)	(0.26)	(0.40)	(0.20)
From net realized gains on investments	(7.57)	(7.95)	(5.81)	—	—

Total distributions to shareholders	(7.93)	(8.22)	(6.07)	(0.40)	(0.20)

Net Asset Value — End of Year	$21.46	$29.60	$36.27	$34.90	$28.60

Total Return	1.61%	5.91%	23.22%	23.68%	(6.95)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.95%	0.85%	0.81%	0.81%	0.81%
Net investment income	1.60%[2]	0.70%	0.57%	1.00%	0.94%
Portfolio turnover rate	76%	105%	77%	91%	105%
Net Assets at the end of year (000’s omitted)	$237,351	$736,171	$1,856,591	$2,034,380	$2,177,845

[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.28 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.43%.

See accompanying notes.	CRM Funds

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Large Cap Opportunity Fund — Investor Shares

		For the Years Ended June 30,

	2016	2015	2014	2013	2012

Net Asset Value — Beginning of Year	$9.48	$12.23	$12.27	$10.88	$10.91

Investment operations:
Net investment income[1]	0.05	0.02	0.07	0.10	0.08
Net realized and unrealized gain (loss) on investments	(0.21)	0.78	2.28	1.94	(0.07)

Total from investment operations	(0.16)	0.80	2.35	2.04	0.01

Distributions to shareholders:
From net investment income	(0.01)	(0.06)	(0.15)	(0.10)	(0.04)
From net realized gains on investments	(0.75)	(3.49)	(2.24)	(0.55)	—

Total distributions to shareholders	(0.76)	(3.55)	(2.39)	(0.65)	(0.04)

Net Asset Value — End of Year	$8.56	$9.48	$12.23	$12.27	$10.88

Total Return	(1.47)%	8.42%	21.24%	19.61%	0.15%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses, excluding waiver/reimbursement	1.33%	1.42%	1.35%	1.31%	1.33%
Net investment income, including waiver/reimbursement	0.58%	0.20%	0.54%	0.88%	0.74%
Portfolio turnover rate.	121%	132%	89%	113%	126%
Net Assets at the end of year (000’s omitted)	$11,906	$12,604	$15,858	$20,816	$19,131

[1]	The net investment income per share was calculated using the average shares outstanding method.

See accompanying notes.	CRM Funds

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Large Cap Opportunity Fund — Institutional Shares

		For the Years Ended June 30,

	2016	2015	2014	2013	2012

Net Asset Value — Beginning of Year	$9.50	$12.25	$12.30	$10.91	$10.95

Investment operations:
Net investment income[1]	0.07	0.05	0.10	0.13	0.09
Net realized and unrealized gain (loss) on investments	(0.20)	0.78	2.28	1.94	(0.06)

Total from investment operations	(0.13)	0.83	2.38	2.07	0.03

Distributions to shareholders:
From net investment income	(0.04)	(0.09)	(0.19)	(0.13)	(0.07)
From net realized gains on investments	(0.75)	(3.49)	(2.24)	(0.55)	—

Total distributions to shareholders	(0.79)	(3.58)	(2.43)	(0.68)	(0.07)

Net Asset Value — End of Year	$8.58	$9.50	$12.25	$12.30	$10.91

Total Return	(1.18)%	8.69%	21.52%	19.87%	0.34%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	0.90%	0.90%	0.90%	0.90%	0.90%
Expenses, excluding waiver/reimbursement	1.04%	1.17%	1.10%	1.07%	1.09%
Net investment income, including waiver/reimbursement	0.87%	0.45%	0.78%	1.15%	0.93%
Portfolio turnover rate	121%	132%	89%	113%	126%
Net Assets at the end of year (000’s omitted)	$61,064	$21,012	$25,861	$42,914	$24,210

[1]	The net investment income per share was calculated using the average shares outstanding method.

See accompanying notes.	CRM Funds

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Investor Shares

		For the Years Ended June 30,

	2016	2015	2014	2013	2012

Net Asset Value — Beginning of Year	$10.72	$12.99	$11.88	$9.92	$10.89

Investment operations:
Net investment income (loss)[1]	0.06	(0.01)	0.02	0.11 [2]	— [3]
Net realized and unrealized gain (loss) on investments	(0.08)	0.51	2.23	1.98	(0.75)

Total from investment operations	(0.02)	0.50	2.25	2.09	(0.75)

Distributions to shareholders:
From net investment income	(0.07)	(0.02)	(0.03)	(0.10)	—
From net realized gains on investments	(2.31)	(2.75)	(1.11)	(0.03)	(0.22)

Total distributions to shareholders	(2.38)	(2.77)	(1.14)	(0.13)	(0.22)

Net Asset Value — End of Year	$8.32	$10.72	$12.99	$11.88	$9.92

Total Return	0.87%	5.48%	19.87%	21.26%	(6.61)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.50%	1.50%	1.45%	1.49%	1.50%
Expenses, excluding waiver/reimbursement	1.76%	1.59%	1.45%	1.49%	1.58%
Net investment income (loss), including waiver/reimbursement	0.72%	(0.08)%	0.18%	0.98%[2]	0.04%
Portfolio turnover rate	91%	97%	76%	113%	145%
Net Assets at the end of year (000’s omitted)	$19,708	$23,367	$41,279	$37,537	$24,224

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.06 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.47%.

[3]	Amount represents less than $0.005.

See accompanying notes.	CRM Funds

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Institutional Shares

		For the Years Ended June 30,

	2016	2015	2014	2013	2012

Net Asset Value — Beginning of Year	$10.84	$13.10	$11.97	$10.00	$10.95

Investment operations:
Net investment income[1]	0.10	0.02	0.06	0.13 [2]	0.04
Net realized and unrealized gain (loss) on investments	(0.10)	0.53	2.24	2.00	(0.77)

Total from investment operations	—	0.55	2.30	2.13	(0.73)

Distributions to shareholders:
From net investment income	(0.09)	(0.06)	(0.06)	(0.13)	—
From net realized gains on investments	(2.31)	(2.75)	(1.11)	(0.03)	(0.22)

Total distributions to shareholders	(2.40)	(2.81)	(1.17)	(0.16)	(0.22)

Net Asset Value — End of Year	$8.44	$10.84	$13.10	$11.97	$10.00

Total Return	1.21%	5.82%	20.16%	21.48%	(6.39)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.25%	1.25%	1.18%	1.24%	1.25%
Expenses, excluding waiver/reimbursement	1.51%	1.35%	1.18%	1.24%	1.33%
Net investment income, including waiver/reimbursement	1.10%	0.17%	0.43%	1.22%[2]	0.41%
Portfolio turnover rate	91%	97%	76%	113%	145%
Net Assets at the end of year (000’s omitted)	$3,620	$6,316	$8,002	$35,138	$26,195

[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]

For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.06 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.71%.

See accompanying notes.	CRM Funds

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM International Opportunity Fund — Investor Shares

		For the Years Ended June 30,

	2016	2015	2014	2013	2012

Net Asset Value — Beginning of Year	$13.37	$15.32	$13.86	$12.29	$17.25

Investment operations:
Net investment income[1]	0.13	0.08	0.06	0.17	0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(0.56)	(0.49)	1.52	1.40	(3.36)

Total from investment operations	(0.43)	(0.41)	1.58	1.57	(3.22)

Distributions to shareholders:
From net investment income	(0.04)	(0.02)	(0.12)	—	— [2]
From net realized gains on investments	(1.16)	(1.52)	—	—	(1.74)

Total distributions to shareholders	(1.20)	(1.54)	(0.12)	—	(1.74)

Paid in capital from redemption fees[3]	— [2]	— [2]	—	—	—

Net Asset Value — End of Year	$11.74	$13.37	$15.32	$13.86	$12.29

Total Return	(3.38)%	(1.96)%	11.46%	12.78%	(17.70)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses, excluding waiver/reimbursement	2.79%	2.66%	1.74%	2.10%	2.94%
Net investment income, including waiver/reimbursement	1.04%	0.61%	0.39%	1.24%	1.08%
Portfolio turnover rate	88%	95%	102%	134%	220%
Net Assets at the end of year (000’s omitted)	$7,910	$7,726	$8,955	$8,925	$5,788

[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]	Amount represents less than $0.005.
[3]	The redemption fees per share were calculated using the average shares outstanding method.

See accompanying notes.	CRM Funds

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM International Opportunity Fund — Institutional Shares

		For the Years Ended June 30,

	2016	2015	2014	2013	2012

Net Asset Value — Beginning of Year	$13.43	$15.39	$13.93	$12.32	$17.31

Investment operations:
Net investment income[1]	0.18	0.06	0.05	0.34	0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(0.57)	(0.44)	1.57	1.27	(3.33)

Total from investment operations	(0.39)	(0.38)	1.62	1.61	(3.21)

Distributions to shareholders:
From net investment income	(0.08)	(0.06)	(0.16)	—	(0.04)
From net realized gains on investments	(1.16)	(1.52)	—	—	(1.74)

Total distributions to shareholders	(1.24)	(1.58)	(0.16)	—	(1.78)

Paid in capital from redemption fees[2]	— [3]	— [3]	—	—	—

Net Asset Value — End of Year	$11.80	$13.43	$15.39	$13.93	$12.32

Total Return	(3.12)%	(1.76)%	11.68%	12.98%	(17.50)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, excluding waiver/reimbursement	2.52%	2.31%	1.35%	1.73%	2.84%
Net investment income, including waiver/reimbursement	1.47%	0.45%	0.32%	2.42%	0.89%
Portfolio turnover rate	88%	95%	102%	134%	220%
Net Assets at the end of year (000’s omitted)	$4,563	$3,484	$13,187	$37,077	$10,675

[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]	The redemption fees per share were calculated using the average shares outstanding method.
[3]	Amount represents less than $0.005.

See accompanying notes.	CRM Funds

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2016

1.

Description of the Funds. CRM Small Cap Value Fund (“Small Cap Value Fund”), CRM Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”), CRM Mid Cap Value Fund (“Mid Cap Value Fund”), CRM Large Cap Opportunity Fund (“Large Cap Opportunity Fund”), CRM All Cap Value Fund (“All Cap Value Fund”) and CRM International Opportunity Fund (“International Opportunity Fund”) (each, a “Fund” and collectively, the “Funds”) are series of the CRM Mutual Fund Trust (the “Trust”). A shareholder of one series is not deemed to be a shareholder of any other series. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Delaware statutory trust on March 30, 2005.

Each Fund offers Investor and Institutional Shares. Each class has different minimum investment requirements, fees and expenses. All classes of shares have identical voting, dividend and liquidation rights. Institutional Shares are offered only to those investors who invest in a Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Investor Shares are available to all investors and are subject to a shareholder servicing fee.

2.

Significant Accounting Policies. The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies. The following is a summary of the significant accounting policies of the Funds:

Security Valuation. The Funds value their investment securities based on current market values when such values are available. These prices normally are supplied by a pricing service.

In valuing a Fund’s investment securities, a security listed on the New York Stock Exchange (the “Exchange”) (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Securities that are quoted on the NASDAQ Stock Market, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the stock market system, but not listed on the national market system, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost, provided such amount approximates fair value. A Fund’s currency valuations, if any, are also valued at the close of regular trading on the Exchange. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees of the Trust (the “Board” or “Trustees”). In addition, the Funds may use fair value methodologies if it is determined that a significant event has occurred between the time at which

CRM Funds

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2016 (Continued)

a market price is determined and the time at which the Fund’s net asset value (“NAV”) is calculated and that may materially affect the value of the security. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. In addition, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to profit at the expense of long-term investors. International Opportunity Fund uses a fair value model, developed by an independent third party pricing service, to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Board of Trustees from time to time. Valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on readily available market quotations. A Fund, when using fair value methodologies to price securities, may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security.

The Funds disclose the value of their investments in a hierarchy based on the inputs used to value the investments. The disclosure hierarchy consists of three broad levels:

•	Level 1	—	quoted prices in active markets for identical securities

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. In addition, foreign securities may require revised valuations if the values of the securities are materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. As noted above, International Opportunity Fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Board of Trustees from time to time. As investments whose values are classified as Level 2 prices may include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

CRM Funds

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2016 (Continued)

•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for comparable companies or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any inputs both individually and in the aggregate that is significant to the fair value measurement. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period. There were transfers between Level 1 and Level 2 for $5,451,438 in the International Opportunity Fund during the year ended June 30, 2016. A summary of the inputs used to value the Funds’ investments as of June 30, 2016 is included with each Fund’s Schedule of Investments.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of those investments. Such fluctuations are included with the net realized and unrealized gain or loss from investments that are disclosed within each Fund’s statement of operations, as applicable.

Federal Income Taxes. Each Fund is treated as a separate entity for federal income tax purposes and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision has been made.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each of the Fund’s tax positions and has concluded that no provision for U.S. income tax is required in each of the Fund’s financial statements. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. On an ongoing basis, management monitors the Funds’ tax positions to determine if any adjustments to its conclusions are necessary.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended June 30, 2016, the Funds did not incur any interest or penalties.

CRM Funds

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2016 (Continued)

Security Transactions and Investment Income. Investment security transactions are accounted for on a trade date basis for financial reporting purposes. Each Fund uses the specific identification method for determining realized gains and losses on investments for both financial and federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Dividend income is recorded on the ex-dividend date. The Funds record expenses as incurred. Common expenses of the Trust are allocated on a pro-rata basis among the Funds based on relative net assets.

The Funds’ investments in certain countries are subjected to additional capital gain taxes. Such taxes are due upon sale of individual securities. The Funds accrue for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities as applicable. There were no capital gains taxes for the year ended June 30, 2016 in the Funds.

Class Accounting. In calculating the NAV per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Repurchase Agreements. Each Fund may, through its custodian, receive delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. The Funds’ investment adviser is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At June 30, 2016, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

	Repurchase Agreements	Fair Value of Non-cash Collateral Received[1]	Cash Collateral Received	Net Amount[2]
Small Cap Value Fund
Credit Agricole CIB	$2,762,669	$2,762,669	$—	$—
Deutsche Bank Securities, Inc.	984,185	984,185	—	—
HSBC Securities USA, Inc.	2,762,669	2,762,669	—	—
RBC Capital Markets LLC	2,762,669	2,762,669	—	—

	$9,272,192	$9,272,192	$—	$—

CRM Funds

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2016 (Continued)

	Repurchase Agreements	Fair Value of Non-cash Collateral Received[1]	Cash Collateral Received	Net Amount[2]
Small/Mid Cap Value Fund
Credit Agricole CIB	$4,962,623	$4,962,623	$—	$—
Deutsche Bank Securities, Inc.	2,121,218	2,121,218	—	—
HSBC Securities USA, Inc.	4,962,623	4,962,623	—	—
RBC Capital Markets LLC	4,962,623	4,962,623	—	—

	$17,009,087	$17,009,087	$—	$—

Mid Cap Value Fund
Deutsche Bank Securities, Inc.	$6,182,937	$6,182,937	$—	$—
RBC Capital Markets LLC	7,197,645	7,197,645	—	—

	$13,380,582	$13,380,582	$—	$—

All Cap Value Fund
Deutsche Bank Securities, Inc.	$659,628	$659,628	$—	$—

International Opportunity Fund
Deutsche Bank Securities, Inc.	$520,152	$520,152	$—	$—

[1]	The collateral value shown is limited by the amount of the repurchase agreement.

[2]	Net Amount represents the net amount receivable due from the counterparty in the event of default.

Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.

Advisory Fees and Other Transactions with Affiliates. Cramer Rosenthal McGlynn, LLC (“CRM”) serves as investment adviser to the Funds. CRM receives an advisory fee from Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund and Large Cap Opportunity Fund of 0.75% of each Fund’s first $1 billion of average daily net assets; 0.70% of each Fund’s next $1 billion of average daily net assets; and 0.65% of each Fund’s average daily net assets in excess of $2 billion. For its advisory services to All Cap Value Fund, CRM receives 0.95% for the first $1 billion of average daily net assets; 0.90% of the next $1 billion of average daily net assets; and 0.85% in excess of $2 billion of average daily net assets. For its advisory services to the International Opportunity Fund, CRM receives 0.90% for the first $2 billion of average daily net assets and 0.85% in excess of $2 billion of average daily net assets.

CRM has contractually agreed to waive its fees and reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, acquired fund fees and expenses and interest) (i) with respect to each of Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund, All Cap Value Fund,

CRM Funds

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2016 (Continued)

and International Opportunity Fund, in an amount that will limit annual operating expenses to not more than 1.50% and 1.25% of average daily net assets for the Investor Shares and Institutional Shares, respectively; and (ii) with respect to Large Cap Opportunity Fund, in an amount that will limit annual operating expenses to not more than 1.15% and 0.90% of average daily net assets for Investor Shares and Institutional Shares, respectively. These undertakings will remain in place until November 1, 2016.

CRM provides compliance services to the Funds. The Chief Compliance Officer (“CCO”) is an employee of CRM. The Funds are responsible for reimbursing CRM for the portion of his salary allocated to his duties as the CCO of the Funds at a rate of $75,000 per year.

Compensation of Trustees and Officers. Except for the CCO of the Funds, trustees and officers of the Funds who are interested persons of CRM, as defined in the 1940 Act, receive no compensation from the Funds.

Trustees of the Funds who are not interested persons of CRM, as defined in the 1940 Act (each an “Independent Trustee”), receive compensation and reimbursement of expenses. Each Independent Trustee receives aggregate annual compensation from the Trust at an annual rate of $75,000. Under a Deferred Compensation Plan (the “Plan”) adopted August 12, 2005, an Independent Trustee may elect to defer receipt of all, or a portion, of his annual compensation. If an Independent Trustee opts for deferral, then the deferred amounts are credited to an Independent Trustee’s deferral account and invested and reinvested in Institutional Shares of one or more of the Funds until such amounts are distributed in accordance with the Plan. No Independent Trustee deferred their compensation earned for the year ended June 30, 2016. Trustees’ fees reflected in the accompanying financial statements include total compensation earned, which were paid in cash. Each trustee serves during the continued lifetime of the Funds, or the earlier of when his or her successor is elected or qualified, the officer dies, resigns, is removed or becomes disqualified.

Shareholder Servicing Fees. The Board has adopted a Shareholder Servicing Plan which allows each Fund to obtain, for its Investor Shares, the services of CRM and other qualified financial institutions to act as shareholder servicing agents for its shareholders. Under the Shareholder Servicing Plan, each Fund may pay shareholder servicing agents, including CRM, monthly fees at an annual rate not to exceed 0.25% of the Fund’s average daily net assets attributable to its Investor Shares.

Sub-Transfer Agent Fees. Institutional Shares of each Fund are sold through certain intermediaries that provide accounting, recordkeeping, and/or other services to shareholders. The Board of Trustees has approved payment of the fees charged by these intermediaries for providing these sub-transfer agency services from the assets of the Institutional Shares of each Fund provided these fees do not exceed the charges the Fund would bear for these services if they were provided directly by the Funds’ transfer agent. CRM, as the Funds’ agent, remits these payments to the intermediaries. In some cases, where the sub-transfer agency fees of an intermediary are greater than the amounts paid to CRM by the Funds for that intermediary, CRM will pay the balance of those fees itself.

CRM Funds

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2016 (Continued)

4.	Investment Securities Transactions. The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended June 30, 2016, were as follows:

	Purchases	Sales
Small Cap Value Fund	$273,402,984	$314,315,370
Small/Mid Cap Value Fund	489,278,271	545,597,742
Mid Cap Value Fund	611,209,044	1,144,212,062
Large Cap Opportunity Fund	99,654,147	63,837,236
All Cap Value Fund	22,987,976	29,446,529
International Opportunity Fund	11,820,108	10,003,610

5.

Securities Lending Agreement. The Funds may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with The Bank of New York Mellon. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 102% (105% in the case of foreign securities) of the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. The Bank of New York Mellon and the lender retain a portion of the earnings from the collateral investments, with the remainder being retained by the Fund. The Funds record securities lending income net of such allocations. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, The Bank of New York Mellon has agreed to pay the amount of the shortfall to the Funds, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by The Bank of New York Mellon, realization and/or retention of the collateral may be subject to legal proceedings.

At June 30, 2016, the following Funds had securities on loan:

	Market Value	Cash Collateral
Small Cap Value Fund	$11,634,703	$11,632,192
Small/Mid Cap Value Fund	20,848,403	20,895,087
Mid Cap Value Fund	29,742,229	30,305,582
All Cap Value Fund	636,044	659,628
International Opportunity Fund	494,177	520,152

CRM Funds

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2016 (Continued)

6.	Capital Share Transactions. Transactions in shares of capital stock for the year ended June 30, 2016 and the year ended June 30, 2015 were as follows:

	For the Year Ended June 30, 2016		For the Year Ended June 30, 2015

	Investor Shares	Institutional Shares	Investor Shares	Institutional Shares
Small Cap Value Fund
Sold	165,672	7,035,791	217,356	2,641,726
Issued on reinvestment of distributions	759,377	2,993,901	807,488	4,864,879
Redeemed	(750,632)	(9,137,179)	(801,473)	(15,111,815)

Net increase (decrease)	174,417	892,513	223,371	(7,605,210)

Small/Mid Cap Value Fund
Sold	806,224	9,106,565	1,429,782	5,793,829
Issued on reinvestment of distributions	526,990	5,895,474	1,135,242	10,913,236
Redeemed	(2,071,070)	(25,107,533)	(12,397,822)	(10,767,300)

Net increase (decrease)	(737,856)	(10,105,494)	(9,832,798)	5,939,765

Mid Cap Value Fund
Sold	1,621,643	2,684,209	1,292,884	4,648,709
Issued on reinvestment of distributions	5,542,660	8,097,151	4,792,660	11,238,645
Redeemed	(5,945,747)	(24,593,334)	(8,504,953)	(42,206,898)

Net increase (decrease)	1,218,556	(13,811,974)	(2,419,409)	(26,319,544)

Large Cap Opportunity Fund
Sold	70,259	5,348,239	106,796	276,926
Issued on reinvestment of distributions	113,805	190,851	481,580	614,168
Redeemed	(124,010)	(637,088)	(555,138)	(789,935)

Net increase	60,054	4,902,002	33,238	101,159

All Cap Value Fund
Sold	306,355	56,482	191,369	20,127
Issued on reinvestment of distributions	590,609	162,946	807,688	154,592
Redeemed	(709,532)	(373,148)	(1,996,758)	(202,542)

Net increase (decrease)	187,432	(153,720)	(997,701)	(27,823)

International Opportunity Fund
Sold	81,674	112,779	50,351	5,411
Issued on reinvestment of distributions	59,114	24,419	66,994	31,529
Redeemed	(44,825)	(9,881)	(124,314)	(634,734)

Net increase (decrease)	95,963	127,317	(6,969)	(597,794)

CRM Funds

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2016 (Continued)

7.

Federal Tax Information. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term realized gains are treated as “ordinary income” for tax purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

At June 30, 2016, the following reclassifications were made within the capital accounts to reflect permanent differences relating to the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividend paid deduction for income tax purposes, distribution redesignations, net realized gains on securities considered to be passive foreign investment companies, in-kind redemption gains and losses and currency gains and losses.

	Paid-in-capital	Undistributed net investment income (loss)	Accumulated net realized gain (loss) on investments
Small Cap Value Fund	$ 1,083,856	$(274,690)	$(809,166)
Small/Mid Cap Value Fund	(5,821,002)	(535)	5,821,537
Mid Cap Value Fund	2,821,313	(399,291)	(2,422,022)
Large Cap Opportunity Fund	—	7,648	(7,648)
All Cap Value Fund	—	(10)	10
International Opportunity Fund	—	(11,030)	11,030

The tax character of distributions paid during the year ended June 30, 2016 and the year ended June 30, 2015 was as follows:

	Small Cap Value Fund	Small/Mid Cap Value Fund	Mid Cap Value Fund	Large Cap Opportunity Fund
Year ended June 30, 2016
Ordinary income	$13,180,217	$535	$68,781,312	$2,192,525
Long-term capital gains	53,231,477	80,548,113	207,896,119	2,571,336

Total distributions	$66,411,694	$80,548,648	$276,677,431	$4,763,861

Year ended June 30, 2015
Ordinary income	$14,259,095	$49,765,874	$99,584,104	$3,951,303
Long-term capital gains	103,686,421	127,726,312	366,840,262	6,146,125

Total distributions	$117,945,516	$177,492,186	$466,424,366	$10,097,428

CRM Funds

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2016 (Continued)

	All Cap Value Fund	International Opportunity Fund
Year ended June 30, 2016
Ordinary income	$1,092,640	$191,064
Long-term capital gains	5,376,137	852,737

Total distributions	$6,468,777	$1,043,801

Year ended June 30, 2015
Ordinary income	$2,212,846	$217,411
Long-term capital gains	7,839,072	1,114,006

Total distributions	$10,051,918	$1,331,417

The components of accumulated earnings (deficit) on a tax basis as of June 30, 2016 were as follows:

	Undistributed ordinary income	Undistributed capital gains	Capital loss carry- forwards	Qualified late year loss deferrals†	Net unrealized appreciation (depreciation) on investments and foreign currency	Total accumulated earnings (deficit)
Small Cap Value Fund	$ 2,332,477	$17,063,575	—	$(4,933,555)	$41,860,909	$56,323,406
Small/Mid Cap Value Fund	13,369,516	—	$(9,506,284)	(4,508,325)	54,272,143	53,627,050
Mid Cap Value Fund	719,102	22,476,571	—	(17,946,835)	78,971,417	84,220,255
Large Cap Opportunity Fund	267,349	—	—	(786,311)	4,697,043	4,178,081
All Cap Value Fund	8,758	517,600	—	(439,626)	2,882,003	2,968,735
International Opportunity Fund	111,913	—	—	(28,815)	(372,098)	(289,000)

†

Under federal tax law, qualified late year ordinary and capital losses realized after December 31 and October 31, respectively, may be deferred and treated as occurring on the first day of the following fiscal year.

The difference between book basis and tax basis components of accumulated earnings (deficit) are primarily attributable to tax deferral of wash sales and investments in passive foreign investment companies.

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. The capital loss carryforward for Small/Mid Cap Value Fund is $9,506,284 and these losses are not subject to expiration and will retain their character as short-term. During the year ended June 30, 2016, the Small/Mid Cap Value Fund did not utilize any capital loss carryforwards to offset realized capital gains.

CRM Funds

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2016 (Concluded)

The total cost of investments and net unrealized appreciation or depreciation for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, and related gross unrealized appreciation and depreciation of securities held by each Fund as of June 30, 2016 was as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation) on Investments
Small Cap Value Fund	$330,714,506	$ 61,099,000	$(19,238,091)	$41,860,909
Small/Mid Cap Value Fund	572,100,330	99,083,602	(44,811,459)	54,272,143
Mid Cap Value Fund	543,068,660	118,101,647	(39,130,230)	78,971,417
Large Cap Opportunity Fund	68,324,845	7,071,984	(2,374,941)	4,697,043
All Cap Value Fund	21,152,249	3,873,698	(991,695)	2,882,003
International Opportunity Fund	13,472,449	1,189,359	(1,555,566)	(366,207)

8.

Contractual Obligations. The Funds enter into contracts in the normal course of business that contain a variety of indemnification obligations. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of liability for indemnity claims to be remote.

9.

Temporary Borrowing. The Funds participate in a $25 million revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions by shareholders. This line of credit agreement is with the Bank of New York Mellon. The Funds are charged an annual commitment fee, which is allocated across the Funds on the basis of each Fund’s allocation of the entire facility. Each Fund may borrow up to a maximum of one third of its net assets under the agreement, except that if a Fund has net assets of less than $100 million, such Fund may borrow up to a maximum of 20% of its net assets. The Trust is charged an annual 0.03% upfront fee as well as an annual fee of 0.17% of the commitment amount which is allocated proportionately to each Fund’s borrowing capabilities. For a Fund that utilizes the revolving line of credit, interest will be charged at a rate of 1.25% plus a negotiated alternative base rate, or overnight rate, depending upon the type of loan. The line of credit is scheduled to expire on October 7, 2016. The Funds had no amounts outstanding as of June 30, 2016 or at any time during the year ended.

10.

Redemption Fees. Shareholders who sell or exchange shares of International Opportunity Fund within 30 days or less after the purchase date are charged a redemption fee of 1.50% of the total redemption amount which is payable to the Fund. The fees are designed to help offset the brokerage commissions, market impacts, and other costs associated with short-term shareholder trading. The fee is accounted for as an addition to paid-in-capital.

11.

Redemptions-In-Kind. During the year ended June 30, 2016, the Small Cap Value Fund realized $2,097,374 of net losses and the Small/Mid Cap Value Fund realized $14,011,521 of net losses resulting from redemptions-in-kind in which a shareholder redeemed fund shares for securities held by each Fund rather than for cash. The losses are not distributed to the remaining shareholders and they have been reclassified from accumulated net realized gains (loss) to paid-in capital on shares of beneficial interest.

12.

Subsequent Events. Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events that required recognition or disclosure in the financial statements.

CRM Funds

CRM FUNDS

REPORT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of

CRM Mutual Fund Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of CRM Mutual Fund Trust (comprising, respectively, CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, CRM Large Cap Opportunity Fund, CRM All Cap Value Fund and CRM International Opportunity Fund) (the “Funds”) as of June 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting CRM Mutual Fund Trust at June 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

August 26, 2016

CRM Funds

CRM FUNDS

TAX INFORMATION (Unaudited)

For the fiscal year ended June 30, 2016, certain dividends may be subject to a maximum tax rate of 20%. For individual shareholders, a percentage of the ordinary income dividends (dividends from net investment income and short-term capital gains, if any) from the Funds qualifies for a maximum tax rate of 20%. Complete information is computed and reported in conjunction with your Form 1099-DIV.

For corporate shareholders, a percentage of the ordinary income dividends from the Funds qualifies for the dividends-received deduction.

The percentages of ordinary income dividends which qualify for the maximum tax rate of 20% (“Qualified Dividends”) and the dividends-received deduction are as follows:

	Qualified Dividends	Dividends Received Deduction
Small Cap Value Fund	27.77%	27.80%
Small/Mid Cap Value Fund	100.00%	100.00%
Mid Cap Value Fund	43.11%	42.76%
Large Cap Opportunity Fund	20.71%	19.30%
All Cap Value Fund	72.09%	68.88%
International Opportunity Fund	96.02%	0.00%

In January 2017, shareholders of the Funds will receive Federal income tax information on all distributions paid to their accounts in calendar year 2016, including any distributions paid between July 1, 2016 and December 31, 2016.

CRM Funds

CRM FUNDS

TRUSTEES AND OFFICERS

INTERESTED TRUSTEE

Name and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
CARLOS A. LEAL, CPA, 50	Trustee, Treasurer and Chief Financial Officer	Since June 2005	Executive Vice President (since 2007), Secretary and Chief Financial Officer, CRM (since 1999); Chief Financial Officer and Secretary, CRM Alternatives, Inc. (investment management) (since 2001); Director, President and Vice President, CRM Windridge Fund, Ltd. (investment fund) (from 2003 to 2012).	6	None

INDEPENDENT TRUSTEES
Name and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
LOUIS FERRANTE, CFA, CPA, 56	Trustee	Since June 2005	Private Investor (from August 2007- present).	6	None

CRM Funds

CRM FUNDS

TRUSTEES AND OFFICERS (Continued)

Name and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
LOUIS KLEIN, JR., 81	Trustee	Since June 2005	Self-employed financial consultant since 1991.	6	Trustee, WT Mutual Fund (1999-2010); Trustee WT Investment Trust I (2000- 2010); Handy & Harman Ltd. (formerly known as WHX Corporation) (industrial manufacturer) (since 2002).

CLEMENT C. MOORE, II, 71	Trustee	Since June 2005	Managing Partner, Mariemont Holdings (real estate) (since 1980); President, Kenwood Galleria (since 1980).	6	None

CRM Funds

CRM FUNDS

TRUSTEES AND OFFICERS (Continued)

OFFICERS

Name and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
RONALD H. MCGLYNN, 73	President and Chief Executive Officer	Since June 2005	Chairman, CRM since 2005, Chief Executive Officer from 1998 to 2011; President and Chief Executive Officer, Cramer Rosenthal McGlynn, Inc. (investment management) (since 1996), CRM Investors, Inc. (investment management) (since 1990), and CRM Alternatives, Inc. (investment management) (since 2001).	N/A	N/A

STEVEN A. YADEGARI, ESQ., 43	Secretary, Chief Legal Officer and Chief Compliance Officer	Since August 2005	Executive Vice President (since 2012), Senior Vice President (2008 - 2011), Chief Legal Officer and Chief Compliance Officer, CRM (since August 2005), Chief Operating Officer, CRM (since 2015).	N/A	N/A

CRM Funds

CRM FUNDS

OTHER INFORMATION (Unaudited)

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended September 30 and March 31) on Form N-Q. The Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to securities held in the Trust’s portfolios is available, without charge and upon request, by calling 800-CRM-2883 and on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge and upon request by calling 800-CRM-2883, and on the SEC’s website listed above.

Statement of Additional Information

The Statement of Additional Information (“SAI”) for the Funds includes additional information about the Trustees and is available upon request, without charge, by calling 800-CRM-2883 or by visiting the Funds’ website at http://www.crmfunds.com.

Privacy Notice

(THIS PRIVACY NOTICE IS BEING DELIVERED WITH THE FUNDS’ SHAREHOLDER REPORT BUT IS NOT DEEMED TO BE A PART OF THE FUNDS’ SHAREHOLDER REPORT)

Set forth below is the policy of CRM Mutual Fund Trust (the “Trust”) concerning the collection and disclosure of non-public personal information regarding investors and prospective investors in CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, CRM Large Cap Opportunity Fund, CRM All Cap Value Fund, and CRM International Opportunity Fund (the “Funds”) who are individuals investing for personal, family, or household purposes. The words “we” and “us” refers to the Trust and the Funds. The words “you” and “your” refers to investors and prospective investors in the Funds who are covered by this policy.

We use administrators, investment managers, custodians, transfer agents, securities brokers, and other third party businesses to conduct many aspects of our business, including processing initial investments, additional investments, redemptions, share transfers, and other transactions that you request. We refer to these third parties below as our “Service Agents.”

As we work together to achieve your investment goals, we will often share with our Service Agents personal and financial information, including, for example, your name, address and telephone number, your e-mail address, your purchases and redemptions of shares of the Funds, your banking arrangements, information on your family members, and your social security number. Our Service Agents may also receive these types of information from other firms that assist us in conducting our business. This information is collected in order to properly handle your account.

To protect the security of your personal and financial information, our Service Agents maintain physical, electronic, and procedural safeguards that meet the standards of applicable laws and regulations.

CRM Funds

CRM FUNDS

OTHER INFORMATION (Unaudited) (Concluded)

We may, and we may authorize our Service Agents to, use your personal and financial information and share it with us, other Service Agents, and affiliates of Service Agents in order to provide you with investment services, improve our services, make our procedures more efficient, implement security measures, and fight fraud.

We will not sell your personal and financial information to any outside party. We obtain from our Service Agents confidentiality agreements that prohibit them from selling or improperly using your personal or financial information.

On occasion, we and our Service Agents may be required to provide information about you and your transactions to governmental agencies, self-regulatory organizations, industry associations and similar bodies in order to fulfill legal and regulatory requirements. In addition, federal, state, and foreign laws give people involved in lawsuits and other legal proceedings the right under certain circumstances to obtain information from us and our Service Agents, including your personal and financial information. We and our Service Agents may make other disclosures to non-affiliated third parties as permitted by law.

CRM Funds

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM

In order for CRM to remain the Funds’ investment adviser, the Trustees Committee and Board of Trustees of the Trust (the “Board”) must determine annually whether to renew the Investment Advisory Agreement between the Trust and CRM with respect to the Funds. The Board evaluates CRM’s services, performance, personnel, profitability, risk management, compliance programs and other relevant factors throughout the year. In addition, in connection with its review of the Investment Advisory Agreement, the Board submitted to CRM a formal request for information necessary to evaluate the terms of the Investment Advisory Agreement. The Board reviewed and considered the materials provided by CRM in response to this request at meetings held in February and June of 2016. The Board also reviewed and considered additional information provided by CRM in response to requests from the Board for additional information in June 2016.

The materials and information reviewed and considered by the Board in connection with its review of the Investment Advisory Agreement included, among other items: (1) a memorandum from counsel setting forth the Board’s fiduciary duties under the 1940 Act and state law and the factors the Board should consider in its evaluation of the Investment Advisory Agreement; (2) reports based on information provided by Morningstar comparing the investment performance of each Fund to the performance of its applicable benchmark index and other mutual funds; and (3) a report based on information provided by Morningstar comparing each Fund’s investment advisory fee and gross and net expenses to those of other mutual funds. The Board also discussed and considered, with the assistance of independent counsel, reports of and presentations by CRM that described: (i) the nature, extent and quality of CRM’s services provided to the Funds; (ii) the experience and qualifications of the personnel providing those services; (iii) CRM’s investment philosophies and processes; (iv) CRM’s assets under management; (v) CRM’s “soft” dollar commission and trade allocation policies, including information on the types of research and services obtained with “soft” dollar commissions; (vi) the investment advisory fees charged by CRM to the Funds as compared with the fees charged by CRM to other advisory accounts with similar investment objectives and strategies managed by CRM; (vii) CRM’s compliance and risk management procedures; and (viii) an analysis of the profits of CRM related to its services to the Funds. The Board also considered information related to the Funds provided at quarterly Board meetings.

At the meeting held on June 9, 2016, the Board, including all of the Independent Trustees voting separately, approved the continuance and renewal of the Investment Advisory Agreement for another year with respect to Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund, Large Cap Opportunity Fund, All Cap Value Fund and International Opportunity Fund.

In considering the continuance and renewal of the Investment Advisory Agreement, the Board considered the following factors, none of which was determinative or controlling, and reached the following conclusions:

Nature, Extent and Quality of Services Provided

The Board examined the nature, extent and quality of services provided by CRM to the Funds, and the quality, size and experience of CRM’s professional portfolio management team. The Board considered CRM’s investment approach and research process, including CRM’s capabilities and experience in the development and implementation of its proprietary value-oriented investment process. With respect to the International Opportunity Fund, the Board considered the experience of the Fund’s portfolio management team in managing mutual funds investing in securities of issuers located throughout the world. The Board also considered CRM’s compliance programs

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

and compliance record, risk management philosophy, policies and procedures, marketing strategies, process for trade execution, CRM’s personnel and the Board’s dealings with CRM. Based on the foregoing, the Board determined that it was satisfied with the nature, extent and quality of the services provided by CRM to the Funds.

Performance Information

In reaching its conclusions, the Board considered the investment performance of each Fund.

The Board considered CRM’s focus on achieving long-term performance in a manner consistent with each Fund’s investment objective and investment strategies, as well as CRM’s value-oriented, research driven investment philosophy. The Board also considered CRM’s measured approach to investment risk and commitment to maintain each Fund’s focus on its target market segment even when that segment may be out of favor, and noted that this distinguished CRM from some other investment managers that may accept higher levels of investment risk or may deviate from a fund’s target market segment in order to pursue short-term performance (including by investing in cash). The Board noted that although this overall approach to investing might cause a Fund to perform not as well over some periods when compared to other mutual funds, CRM had achieved successful investment results for its clients over the longer term. The Board considered CRM’s experience in implementing its investment philosophy and concluded that this, along with CRM’s overall approach to investing, supported approval of the continuance of the Investment Advisory Agreement.

The Board also discussed the information presented in the Board materials which compared each Fund’s performance against a benchmark index and other mutual funds with similar investment objectives and strategies identified by CRM from data provided by Morningstar. The Board discussed with CRM each Fund’s performance in view of CRM’s value-oriented, research-driven investment philosophy and approach to investment risk, and the recent volatile market conditions. The Board considered CRM’s plans for improving the Funds’ performance.

The Board considered the following factors in relation to the performance of particular Funds:

Small Cap Value Fund

The Board noted that each class of shares of Small Cap Value Fund had outperformed the Fund’s benchmark index for the year-to-date, one-year, three-year and ten-year periods ended March 31, 2016. The Board also noted that Institutional Shares of the Fund slightly outperformed the Fund’s benchmark for the five-year period ended March 31, 2016 and outperformed the Fund’s benchmark since the inception of the class on January 27, 1998, and that Investor Shares of the Fund also outperformed the Fund’s benchmark since the Fund’s inception on October 1, 1995. The Board noted that Investor Shares of the Fund had underperformed the Fund’s benchmark index for the five-year period ended March 31, 2016. The Board noted that Investor Shares of the Fund ranked in the first quartile of funds with similar investment objectives and strategies for the one-year period ended March 31, 2016, ranked in the second quartile for the year-to-date and three-year periods ended March 31, 2016 and ranked in the third quartile for the five-year period ended March 31, 2016. (In all quartile rankings referred to herein, first quartile is most favorable to shareholders. Highest relative performance would be first quartile.)

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

Small/Mid Cap Value Fund

The Board noted that each class of shares of Small/Mid Cap Value Fund had outperformed the Fund’s benchmark index for the ten-year period ended March 31, 2016 and since the Fund’s inception on September 1, 2004, and underperformed the Fund’s benchmark index for the year-to-date, one-year, three-year and five-year periods ended March 31, 2016. The Board noted that Institutional Shares of the Fund ranked in the second quartile of funds with similar investment objectives and strategies for the year-to-date period ended March 31, 2016, ranked in the third quartile for the five-year period ended March 31, 2016, and ranked in the fourth quartile for the one-year and three-year periods ended March 31, 2016.

Mid Cap Value Fund

The Board noted that each class of shares of Mid Cap Value Fund had outperformed the Fund’s benchmark index for the one-year period ended March 31, 2016 and that Institutional Shares of the Fund had outperformed its benchmark index since the inception of that class on January 6, 1998. The Board noted that each class of shares of Mid Cap Value Fund had underperformed its benchmark index for the year-to-date, three-year, five-year and ten-year periods ended March 31, 2016, and that Investor Shares of the Fund underperformed the Fund’s benchmark since the inception of that class on September 20, 2000. The Board noted that Institutional Shares of the Fund ranked in the first quartile of funds with similar investment objectives and strategies for the one-year period ended March 31, 2016, ranked in the second quartile for the year-to-date and three-year periods ended March 31, 2016, and ranked in the third quartile for the five-year period ended March 31, 2016.

Large Cap Opportunity Fund

The Board noted that each class of shares of Large Cap Opportunity Fund had underperformed the Fund’s benchmark index for the year-to-date, one-year, three-year, five-year and ten-year periods ended March 31, 2016, and since the Fund’s inception on December 1, 2005. The Board noted that Institutional Shares of the Fund ranked in the second quartile of funds with similar investment objectives and strategies for the year-to-date, and ranked in the third quartile for the one-year, three-year and five-year periods ended March 31, 2016.

All Cap Value Fund

The Board noted that each class of shares of All Cap Value Fund had underperformed its benchmark index for the year-to-date, three-year, and five-year periods ended March 31, 2016, that Institutional Shares of the Fund had outperformed the Fund’s benchmark index for the one-year period ended March 31, 2016 and since the inception of that class on October 24, 2006, and that Investor Shares of the Fund underperformed the Fund’s benchmark index for the one-year period ended March 31, 2016 and since the inception of that class on October 24, 2006. The Board noted that Institutional Shares of the Fund ranked in the second quartile of funds with similar investment objectives and strategies for the one-year period ended March 31, 2016, ranked in the third quartile for the three-year period ended March 31, 2016, and ranked in the fourth quartile for the year-to-date and five-year periods ended March 31, 2016.

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

International Opportunity Fund

The Board noted that each class of shares of International Opportunity Fund had outperformed its benchmark index for the year-to-date, one-year, three-year and five-year periods ended March 31, 2016, and since the Fund’s inception on December 31, 2008. The Board noted that Institutional Shares of the Fund ranked in the first quartile of funds with similar investment objectives and strategies for the year-to-date and one-year periods ended March 31, 2016, ranked in the second quartile for the three-year period ended March 31, 2016, and ranked in the third quartile for the five-year period ended March 31, 2016.

Conclusion as to Investment Performance

The Board considered CRM’s experience in value investing and CRM’s plans for improving each Fund’s investment performance, and determined that it would continue to monitor particularly closely each Fund’s performance.

Fees and Expenses

In reaching its conclusions, the Board considered the fees and expenses paid by each class of each Fund.

The Board considered the extensive research and analysis conducted by CRM in order to identify compelling investment opportunities for the Funds and distinguish itself from each Fund’s respective benchmark. The Board noted that CRM relies heavily on its own proprietary research to successfully implement its value-oriented investment philosophy, and that the cost of preparing this research is significant. Accordingly, CRM’s reliance on this proprietary research might cause CRM’s research costs to exceed those of some other investment managers that largely rely upon research prepared by third parties, especially with larger cap companies, for which a good deal of third party research is available. The Board considered CRM’s experience in implementing its distinctive value-oriented investment philosophy. The Board concluded that the costs of CRM’s proprietary research and CRM’s experience in implementing its distinctive investment philosophy may in some cases justify investment advisory fees that are higher than the median advisory fees paid by other mutual funds with similar investment objectives and strategies.

In addition, the Board compared the fees and expenses paid by each class of Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund, Large Cap Opportunity Fund, All Cap Value Fund and International Opportunity Fund with the fees paid by institutional separate accounts managed by CRM in a similar investment strategy to that of the applicable Fund. The Board noted that the investment advisory fees paid by Small Cap Value Fund were lower than the management fees paid by institutional separate accounts managed by CRM in a similar investment strategy. The Board noted that the investment advisory fees paid by each of Small/Mid Cap Value Fund, Mid Cap Value Fund, Large Cap Opportunity Fund, All Cap Value Fund and International Opportunity Fund were generally higher than the management fees paid by the respective institutional separate accounts managed by CRM in a similar investment strategy to the applicable Fund. In comparing the fees paid by the Funds to the fees paid by institutional separate accounts, the Board considered that the costs associated with the management of the Funds generally are significantly greater than those associated with providing investment advisory services to separately-managed accounts. The Board considered the additional complexities involved in the management of the Funds resulting from more frequent and less predictable cash flows and regulatory requirements, among other factors. The Board considered the additional services provided to the Funds that CRM does not perform for its separate account clients, or services that are broader in scope, including oversight of compliance with the regulatory and tax regimes to which the Funds are subject, oversight of third-party service providers, preparation of prospectuses, shareholder reports and other disclosure documents and preparation of materials for quarterly Board meetings. The Board also considered the business risks that

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

CRM faces with respect to the Funds, including regulatory and reputational risks with respect to CRM’s investment decisions and compliance oversight on behalf of the Funds, and the substantial entrepreneurial risks that CRM assumes during the initial years of a Fund’s operations. The Board also considered the historical reasons for certain separate account fees, and the element of negotiation in regard to the level of fees paid by CRM’s separate account clients.

The Board also compared the fees and expenses paid by each class of each Fund with the fees and expenses paid by other mutual funds with similar investment objectives and strategies.

Small Cap Value Fund

The Board noted that, based on the information provided, the investment advisory fee for Small Cap Value Fund was lower than the median and average advisory fees paid by other mutual funds with similar investment objectives and strategies.

The Board noted that, based on the information provided, the total annual operating expenses of each of Institutional Shares and Investor Shares of Small Cap Value Fund were lower than the median and average gross and net expenses paid by other mutual funds with similar investment objectives and strategies.

Small/Mid Cap Value Fund

The Board noted that, based on the information provided, the investment advisory fee for Small/Mid Cap Value Fund was equal to the median advisory fee and higher than the average advisory fee paid by other mutual funds with similar investment objectives and strategies.

The Board noted that, based on the information provided, the total annual operating expenses of each of Institutional Shares and Investor Shares of Small/Mid Cap Value Fund were lower than the median and average gross and net expenses paid by other mutual funds with similar investment objectives and strategies.

Mid Cap Value Fund

The Board noted that based on the information provided, the investment advisory fee for Mid Cap Value Fund was lower than the median and average advisory fee paid by other mutual funds with similar investment objectives and strategies.

The Board noted that, based on the information provided, the total annual operating expenses of each of Institutional Shares and Investor Shares of Mid Cap Value Fund were lower than the median and average gross and net expenses paid by other mutual funds with similar investment objectives and strategies.

Large Cap Opportunity Fund

The Board noted that, based on the information provided, the investment advisory fee for Large Cap Opportunity Fund was higher than the median and average advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board considered the investment philosophy of CRM and its conclusion that the costs of CRM’s proprietary research and CRM’s experience in implementing its distinctive investment philosophy may justify investment advisory fees that are higher than the median advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board also considered breakpoints in the investment advisory fee schedule and the reduced fee rates on assets over $1 billion.

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

The Board noted that, based on the information provided, the total annual operating expenses of Institutional Shares of Large Cap Opportunity Fund were higher than the median, but equal to the average gross expenses paid by other mutual funds with similar investment objectives and strategies. The Board noted that, after taking into account amounts waived under a contractual expense limitation agreement between CRM and the Trust, the net annual operating expenses of Investor Shares were lower than the median and average net expenses paid by other mutual funds with similar investment objectives and strategies.

The Board noted that, based on the information provided, the total annual operating expenses of Investor Shares of Large Cap Opportunity Fund were higher than the median and average gross expenses paid by other mutual funds with similar investment objectives and strategies. The Board noted that, after taking into account amounts waived under a contractual expense limitation agreement between CRM and the Trust, the net annual operating expenses of Investor Shares were higher than the median and average net expenses paid by other mutual funds with similar investment objectives and strategies.

The Board considered the impact of Large Cap Opportunity Fund’s higher than average investment advisory fee and small asset size on the Fund’s expense ratios. The Board indicated that it would continue to monitor Large Cap Opportunity Fund’s fees and expenses carefully.

All Cap Value Fund

The Board noted that, based on the information provided, the investment advisory fee for All Cap Value Fund was higher than the median and average advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board considered the investment philosophy of CRM and its conclusion that the costs of CRM’s proprietary research and CRM’s experience in implementing its distinctive investment philosophy may justify investment advisory fees that are higher than the median advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board also considered breakpoints in the investment advisory fee schedule and the reduced fee rates on assets over $1 billion.

The Board noted that, based on the information provided, the annual operating expenses of each of Institutional Shares and Investor Shares of All Cap Value Fund, both before and after taking into account amounts waived under a contractual expense limitation agreement between CRM and the Trust, were higher than the median and average gross and net expenses paid by other mutual funds with similar investment objectives and strategies.

The Board considered the impact of All Cap Value Fund’s higher than average investment advisory fee and small asset size on the Fund’s expense ratios. The Board indicated that it would continue to monitor the Fund’s fees and expenses.

International Opportunity Fund

The Board noted that, based on the information provided, the investment advisory fee for International Opportunity Fund was higher than the average and median advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board considered the investment philosophy of CRM and its conclusion that

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

the costs of CRM’s proprietary research and CRM’s experience in implementing its distinctive investment philosophy may justify investment advisory fees that are higher than the median advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board also considered breakpoints in the investment advisory fee schedule and the reduced fee rates on assets over $2 billion.

The Board noted that, based on the information provided, the annual operating expenses of each of Institutional Shares and Investor Shares of International Opportunity Fund, both before and after taking into account amounts waived under a contractual expense limitation agreement between CRM and the Trust, were higher than the median and average gross and net expenses paid by other mutual funds with similar investment objectives and strategies.

The Board noted the impact of the Fund’s small asset size and higher than average investment advisory fee on the Fund’s expense ratios. The Board indicated that it would continue to monitor the Fund’s fees and expenses carefully.

Conclusion as to Fees and Expenses

In view of the costs of CRM’s proprietary research and CRM’s experience in implementing its value-oriented investment philosophy, the Board determined that the investment advisory fee paid by each Fund was reasonable in relation to the nature and quality of the services provided by CRM.

Economies of Scale

The Board considered whether economies of scale would be realized by CRM as each Fund’s assets increased, and the extent to which such economies of scale were reflected in the fees charged under the Investment Advisory Agreement. The Board noted that the Investment Advisory Agreement contains breakpoints that reduce the investment advisory fee rate paid by each Fund on assets above specified levels. The Board concluded that breakpoints were an effective way to share any economies of scale or other efficiencies with Fund shareholders as the Funds grow larger. The Board also noted that expense subsidization, investment by CRM in proprietary research, and CRM’s commitment and resource allocation to the Funds may be relevant in considering the sharing of economies of scale, and that profitability also may be an indicator of the existence of any economies of scale. Accordingly, the Board concluded that economies of scale, if any, were being appropriately shared with the Funds.

Profitability

The Board considered the information provided by CRM regarding CRM’s profitability in relation to the Funds and considered the methodology used by CRM in preparing the profitability information. The Board reviewed the financial results of CRM in relation to the Funds for the year ended December 31, 2015 as well as the 2016 CRM operating budget. The Board considered CRM’s profit margins with respect to the Funds in comparison to the limited industry data available. The Board also considered information regarding compensation provided to CRM personnel as a percentage of CRM’s net revenue, and compared such information to the limited industry data available. The Board noted that the profitability of any adviser was affected by numerous factors, including its organizational structure, method for allocating expenses and the compensation to be paid to its employees,

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

and, accordingly, acknowledged the limitations inherent in any comparison of adviser profitability information. The Board determined that, based on the information provided, the profit to CRM on the fees paid by the Funds was not excessive in view of the nature, quality and extent of services provided.

Other Benefits

The Board considered the other benefits which CRM receives from its relationship with the Funds. They noted that CRM acts as the shareholder servicing agent for Investor Shares of the Funds and receives fees under a shareholder service plan adopted under Rule 12b-1 under the 1940 Act in connection with the services CRM provides or arranges as the Funds’ shareholder servicing agent. The Board considered the fees received by CRM under the shareholder service plan, and the amounts paid by CRM to third party shareholder servicing agents. The Board noted that the amounts paid by CRM to the Funds’ third party shareholder servicing agents since the inception of the Trust exceeded the amounts paid by Investor Shares of the Funds to CRM under the shareholder servicing plan. The Board considered how CRM uses “soft” commission dollars generated by the Funds to pay for research and brokerage services and the ways in which CRM conducts portfolio transactions for the Funds and selects brokers. The Board determined that any other benefits derived by CRM from managing the Funds were reasonable and reflected in the fees under the Investment Advisory Agreement.

General Conclusion

Based on the foregoing considerations, the Board, including all of the Independent Trustees voting separately, determined that the terms of the Investment Advisory Agreement, including the fees payable thereunder, are fair and reasonable, and voted to approve the continuance and renewal of the Investment Advisory Agreement.

TRUSTEES

Louis Ferrante, CFA, CPA

Louis Klein, Jr.

Carlos A. Leal, CPA

Clement C. Moore, II

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC

520 Madison Avenue, 20th Floor

New York, NY 10022

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

ADMINISTRATOR & TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Investor Information:

800-CRM-2883

www.crmfunds.com

This report is authorized for distribution only to

shareholders and to others who have received

current prospectuses of the CRM Funds.

ANNUAL REPORT

JUNE 30, 2016

CRM SMALL CAP
VALUE FUND

CRM SMALL/MID CAP
VALUE FUND

CRM MID CAP
VALUE FUND

CRM LARGE CAP
OPPORTUNITY FUND

CRM ALL CAP
VALUE FUND

CRM INTERNATIONAL
OPPORTUNITY FUND

Item 2.	Code of Ethics.

As of June 30, 2016, the Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive and Principal Financial Officers. For the fiscal year ended June 30, 2016, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Trustees Committee. The audit committee financial expert serving on the Registrant’s Trustees Committee is Louis Ferrante, CFA, CPA, who is “independent,” as defined in Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended June 30, 2016 and 2015 were $198,900 and $225,400, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2016, and $0 for 2015.

Tax Fees

(c)

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning during the fiscal years ended June 30, 2016 and 2015 were $46,275 and $46,625, respectively. These fees related to services consisting of the review of U.S. federal income tax returns, annual excise distribution calculations, India tax compliance services and tax advisory services with regard to foreign equity securities.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2016, and $0 for 2015.

(e)(1)

The Trustees Committee of the Board of Trustees of the Registrant is required to pre-approve the engagement of independent accountants to (i) conduct the annual audit of the series of the Registrant (the “Funds”) and provide their opinion of the Funds’ financial statements, (ii) provide (a) any audit services to the Funds in addition to those described in clause (i) above and (b) non-audit services to the Funds, Cramer Rosenthal McGlynn, LLC (“CRM”) or any entity controlling, controlled by, or under common control with CRM that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. Accordingly, the Registrant’s Trustees Committee pre-approves all audit and non-audit services to be performed by the Registrant’s independent accountant before the accountant is engaged by the Registrant to perform such services.

(e)(2)

There were no services described in paragraphs (b) through (d) of this Item (including services required to be approved by the Trustees Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the Trustees Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years ended June 30, 2016 and 2015 were $0 and $0, respectively.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

The Registrant’s Principal Executive and Principal Financial Officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) are effective based on the evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics for the Registrant’s Principal Executive and Principal Financial Officers described in Item 2 is attached hereto.

(a)(2)	Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(b)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CRM Mutual Fund Trust

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer
(Principal Executive Officer)

Date	9/8/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer
(Principal Executive Officer)

Date	9/8/2016

By (Signature and Title)*	/s/ Carlos A. Leal
Carlos A. Leal, Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date	9/8/2016

*  Print the name and title of each signing officer under his or her signature.